     As filed with the Securities and Exchange Commission on March 30, 2004

================================================================================

                                                     1933 Act File No. 333-

                                                     1940 Act File No. 811-21155

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] Pre-Effective Amendment No.

[ ]  Post-Effective Amendment No. _

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]  Amendment No.

             Nuveen Massachusetts Dividend Advantage Municipal Fund 2
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                               Jessica R. Droeger
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:

   Stacy H. Winick            Eric F. Fess                 Thomas A. Hale
Bell, Boyd & Lloyd LLC    Chapman & Cutler LLP     Skadden, Arps, Slate, Meagher
   70 W. Madison St.         111 W. Monroe                  & Flom LLP
  Chicago, IL 60602        Chicago, IL 60603             333 W. Wacker Dr.
                                                        Chicago, IL 60606

              Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                             --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


======================================================================================================================
                                                                               Proposed Maximum
   Title of Securities Being          Amount           Proposed Maximum       Aggregate Offering      Amount of
          Registered             Being Registered   Offering Price Per Unit       Price (1)       Registration Fee
----------------------------------------------------------------------------------------------------------------------

Common Shares, $0.01 par value    1,000 Shares              $15.00                 $15,000                $1.90
======================================================================================================================


(1)  Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

This information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  Subject to completion, dated         , 2004
PROSPECTUS

[LOGO] Nuveen Logo
                                 Common Shares

           Nuveen Massachusetts Dividend Advantage Municipal Fund 2

                               $15.00 per share

                                 -------------

   Investment Objectives. Nuveen Massachusetts Dividend Advantage Municipal Fund 2 is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objectives are:

   . to provide current income exempt from regular federal and Massachusetts income tax; and

   . to enhance portfolio value relative to the municipal securities market by investing in tax-exempt municipal securities that the Fund's investment adviser believes are underrated or undervalued or represent municipal market sectors that are undervalued.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.
                                                  (continued on following page)
                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on
page   .

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                                        Per Share Total (3)
                                                        --------- ---------
     Public Offering Price                               $15.000     $
     Sales Load/(1)/                                     $ 0.675     $
     Estimated Offering Expenses /(2)/                   $ 0.030     $
     Proceeds to the Fund                                $14.295     $

--------
(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Total expenses of issuance and distribution (other than underwriting
   discounts and commissions) are estimated to be $       . Nuveen Investments,
   LLC has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.
(3)The Fund has granted the underwriters an option to purchase up to additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering
   Expenses and Proceeds to the Fund will be $      , $      , $       and
   $      , respectively. See "Underwriting."

   The underwriters expect to deliver the common shares to purchasers on or
about       , 2004.

                                 -------------

               A.G. Edwards & Sons, Inc. Nuveen Investments, LLC


                      Prospectus dated             , 2004

   Portfolio Contents. Under normal circumstances, the Fund will invest its Managed Assets (as defined on page 2 of the Prospectus) in a portfolio of municipal securities that pay interest that is exempt from regular federal and Massachusetts income taxes. Under normal circumstances, the Fund expects to be
fully invested in such tax-exempt municipal securities. Through               ,
2005, the Fund may invest in municipal securities that pay interest that is exempt from regular federal income tax but not from Massachusetts income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities, which may include municipal securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another. The Fund may invest up to 20% of its Managed Assets in municipal securities that are not investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund cannot assure you that it will achieve its investment objectives.

   The common shares have been approved for listing on the        Stock
Exchange, subject to notice of issuance. The trading or "ticker" symbol of the
common shares is "      ."

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated                , 2004 and as it
may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on
page     of this Prospectus, by calling (800) 257-8787 or by writing to the
Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Massachusetts Dividend Advantage Municipal Fund
                         2 (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts. See "The Fund."

The Offering..........   The Fund is offering           common shares of
                         beneficial interest at $15.00 per share through a
                         group of underwriters (the "Underwriters") led by A.G.
                         Edwards & Sons, Inc.; Nuveen Investments, LLC
                         ("Nuveen"); and                     . The common
                         shares of beneficial interest are called "Common
                         Shares" in the rest of this Prospectus. You must
                         purchase at least 100 Common Shares in this offering.
                         The Fund has given the Underwriters an option to
                         purchase up to         additional Common Shares to
                         cover orders in excess of           Common Shares. See
                         "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives.   The Fund's investment objectives are to provide
                         current income exempt from regular federal and Massachusetts income tax and enhance portfolio value relative to the municipal securities market by investing in tax-exempt municipal securities that the Fund's investment adviser believes are underrated or undervalued or represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. See "The Fund's Investments" and "Risks."

                         The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are investment grade quality. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw Hill Companies ("S&P") or Fitch Ratings ("Fitch")) by at least one nationally recognized statistical rating organization (each a "NRSRO") that rates such security, or if it is unrated but judged to be of comparable quality by the Fund's investment adviser. Securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, but that are rated investment grade by at least one NRSRO that rates such securities

                         (such securities are called "split-rated securities"), are considered investment grade quality securities, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are not investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

                         After completion of the offering through
                                         , 2005; (the "Invest-up Period"), the
                         Fund may invest in municipal securities that pay interest that is exempt from regular federal income tax but not from Massachusetts income tax ("Out of State Securities"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Securities.

                         The Fund's assets, including assets attributable to
                         any MuniPreferred(R) Shares (as defined below) that
                         may be outstanding, are called "Managed Assets."
Special Tax
Considerations........   If the Fund invests in Out of State Securities, a
                         portion of your dividends will be subject to Massachusetts income tax. The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. In determining whether or not to invest in this offering, you should consider the potential tax consequences to you as a result of such investments by the Fund if you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income
                         (and not eligible for favorable taxation as "qualified dividend income"), and capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of
MuniPreferred(R) Shares  Subject to market conditions, approximately one and one-half to two months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue MuniPreferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The money the Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal securities, which generally will pay fixed rates of interest over the life of the security. The MuniPreferred Shares will pay dividends based on short-term rates which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term securities purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred Shares."

Investment Adviser....   Nuveen Advisory Corp. ("Nuveen Advisory") will be the
                         Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to 0.65% of the Fund's average daily
                         Managed Assets (as previously defined, Managed Assets include assets attributable to any MuniPreferred
                         Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through May 31, 2009), and for a declining amount for an additional three years (through May 31, 2012). Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. See "Management of the Fund."

Distributions.........   Commencing with the Fund's first dividend, the Fund
                         intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund's ability to maintain a level Common Share dividend rate will depend on a number of factors, including the rate at which dividends are payable on the MuniPreferred
                         Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding
                         MuniPreferred Shares). In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common
                         Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 50 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                         the            Stock Exchange subject to notice of
                         issuance. See "Description of Shares--Common Shares."
                         The trading or "ticker" symbol of the Common Shares is
                         "   ". Because of this exchange listing, the fund may
                         sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."

Custodian.............   State Street Bank and Trust Company will serve as
                         custodian of the Fund's assets. See "Custodian and Transfer Agent."

Market Discount From
Net Asset Value and
Expected Reductions in
Net Asset Value.......   Shares of closed-end investment companies frequently
                         trade at prices lower than net asset value, which creates a risk of loss for investors when they sell
                         Common Shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities.
                         Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds,"
                         "MuniPreferred Shares and Leverage," "Risks,"
                         "Description of Shares," "Repurchase of Fund Shares;
                         Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund
                         Shares; Conversion to Open-End Fund." The net asset value per Common Share also will be reduced by any costs associated with the issuance of MuniPreferred
                         Shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                         non-diversified, closed-end management investment company with no history of operations.

                         Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund's portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change. Because the Fund will invest primarily in long-term securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term securities. The Fund's use of leverage, as described herein, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk."

                         Credit Risk. Credit risk is the risk that one or more municipal securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are not investment grade quality. Split-rated securities in which the Fund invests will be considered investment grade quality, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by Nuveen Advisory. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal securities of below investment grade quality are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. See "Risks--Credit Risk."

                         Concentration in Massachusetts Issuers. The Fund's policy of investing primarily in municipal securities issued by The Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See "Risks--Concentration Risk."

                         Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its securities at attractive prices. See "Risks--Municipal Securities Market Risk."

                         Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect Common Shares' market price or their overall returns.

                         Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts or for other tax-exempt or tax-deferred accounts. The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. In determining whether or not to invest in this offering, you should consider the potential tax consequences to you as a result of such investments by the Fund if you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax.

                         Leverage Risk. The use of leverage through the issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on short-term municipal securities rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Share offering in long-term, typically fixed rate, municipal securities. So long as the Fund's municipal securities portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred Share dividend rate, as reset periodically, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long- and/or short-term rates rise, the MuniPreferred Share dividend rates could exceed the rate of return on long-term securities held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. In addition the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions).

                         Leverage creates two major types of risks for Common
                         Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's security portfolio (including securities bought with the proceeds of the MuniPreferred Share offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred Share dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred Share dividend rate varies.

                        See"Risks--Leverage Risk."

                         Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                        Sector and Industry Risk. Subject to guidelines which may be imposed in connection with the Fund's seeking an investment grade rating on the MuniPreferred Shares, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds and other private activity bonds. Subject to the availability of suitable investment opportunities, Nuveen Advisory will attempt to minimize the sensitivity of the Fund's portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market.

                        The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws by companies in the tobacco industry, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. The Fund presently intends to limit its investment in tobacco settlement bonds that are secured solely by tobacco settlement proceeds and not also backed by another revenue source to no more than 10% of the Fund's Managed Assets. See "Risks--Sector and Industry Risk."

                        Special Risks Related to Certain Municipal
                        Obligations. The Fund may invest in municipal leases and certificates of participation that involve special risks because the issuer of those securities may not be obligated to appropriate money annually to make payments under the lease. Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. See "Risks--Special Risks Related to Certain Municipal Obligations."


                         Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

                         Non-Diversification. Because the Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversification."

                         Anti-Takeover Provisions. The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)..................... 4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)/(1)(2)/ 0.20%
Dividend Reinvestment Plan Fees................................................ None/(3)/

                                           Percentage of Net
                                          Assets Attributable
                                          to Common Shares/(4)/
                                          --------------------
Annual Expenses
Management Fees..........................         1.00%
Other Expenses...........................            %
                                                  ----
Total Annual Expenses....................            %
Fee and Expense Reimbursement (Years 1-5)          (  )/(5)/
                                                  ----
Total Net Annual Expenses (Years 1-5)....            %/(5)/
                                                  ====

--------
(1)Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

(2)If the Fund offers MuniPreferred Shares, costs of that offering, estimated
   to be approximately   % of the total amount of the MuniPreferred Share
   offering, will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of MuniPreferred Shares in the amount equal to 35% of the Fund's total capital (after issuance), those offering costs are estimated to be
   approximately $   per Common Share (  % of the estimated proceeds from the
   Fund's Common Share offering, after deducting offering costs).

(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.

(4)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of MuniPreferred Shares, the Fund's expenses would be estimated to be as follows:

                                            Percentage of Net
                                           Assets Attributable
                                            to Common Shares
                                           -------------------
Annual Expenses
Management Fees...........................         0.65%
Other Expenses............................            %
                                                  -----
Total Annual Expenses.....................            %
Fees and Expense Reimbursement (Years 1-5)        (0.32%)/(5)/
                                                  -----
Total Net Annual Expenses (Years 1-5).....            %/(5)/
                                                  =====

(5)Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.32% of average daily Managed Assets for the first 5 full years of the Fund's operations, 0.24% of average daily Managed Assets in year 6, 0.16% in year 7 and 0.08% in year 8. Assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage) and calculated as a percentage of net assets attributable to Common Shares,
   those amounts would be   % for the first 5 years,   % in year 6,   % in year
   7 and   % in year 8. Without the reimbursement, "Total Net Annual Expenses"
   would be estimated to be   % of average daily net assets attributable to
   Common Shares (or, assuming no issuance of MuniPreferred Shares,   % of
   average daily net assets).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately
           Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $ and the estimated MuniPreferred Share offering costs assuming MuniPreferred Shares are issued representing 35% of the Fund's total capital (after issuance) of $ ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net
annual expenses of   % of net assets attributable to Common Shares in years 1
through 5, increasing to     % in years 9 and 10 and (2) a 5% annual
return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                        $       $       $         $

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)Assumes reimbursement of fees and expenses of 0.24% of average daily Managed Assets in year 6, 0.16% in year 7 and 0.08% in year 8. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond May 31, 2012. See footnote 5 above and "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a
Massachusetts business trust on                    , pursuant to a Declaration
governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of Massachusetts.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$         ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal securities that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities in accordance with the Fund's investment policies.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:

  . to provide current income exempt from regular federal and Massachusetts income tax; and

  . to enhance portfolio value relative to the municipal securities market by investing in tax-exempt municipal securities that Nuveen Advisory believes are underrated or undervalued or represent municipal market sectors that are undervalued.

Investment Philosophy and Process

   Investment Philosophy. Nuveen Advisory believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Advisory believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

   Managing Multi-Faceted Risks: Risk in the municipal securities market originates from multiple sources, including credit risk at the issuer and sector levels, interest rate risk, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Advisory believes that managing these risks at both the individual security and portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

   Market Inefficiencies: Nuveen Advisory believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies and that active portfolio management offers the potential to capitalize on these inefficiencies.

   Investment Process. Nuveen Advisory believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Advisory's investment process are:

   Credit Analysis: Nuveen Advisory conducts bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet Nuveen Advisory's fundamental tests of creditworthiness, including dedicated revenue sources, the financial condition of the issuer, the security features of the securities, and other factors. Analysts conduct systematic surveillance of the credit quality of portfolio holdings to attempt to maintain the overall portfolio quality within an acceptable range.

   Sector Analysis: Analysts also conduct top-down analysis of each sector, or industry, represented in the municipal market. Analysts continually assess the key issues and trends affecting each sector in order to develop a sector outlook, including such factors as historical default rates and average credit spreads within each sector. These analyses support the decisions to emphasize or de- emphasize a given sector in the portfolio.

   Structural Analysis: In addition to evaluating credit and sectors, Nuveen Advisory also analyzes the structural features of securities and portfolios. In constructing portfolios, the investment team seeks to identify securities that will allow it to achieve favorable yield curve positioning, call structures, and coupons. To manage interest-rate risk, the team monitors broad macro-economic indicators and, over the market cycle, seeks to maintain a portfolio's duration within a specified range.

   Trading Strategies: Through its trading strategies, Nuveen Advisory seeks to enhance portfolio value by taking advantage of inefficiencies in the municipal securities market. As part of its trading strategies, the dedicated trading team within Nuveen Advisory also seeks to capitalize on inefficiencies in the market and to assist the portfolio management team in most effectively implementing the long-term structural, sector, and credit strategies of each portfolio. Nuveen Advisory's decision to sell a security takes into account multiple factors, including, among others, credit quality trends, sector outlook and market price in comparison to historical pricing and to comparable securities.

Investment Policies

   Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal and Massachusetts income taxes. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. Up to 30% of the Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

  . The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by at least one NRSRO that rates such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory. Investment grade securities include split-rated securities, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality.

  . The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are not investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by Nuveen Advisory. Securities of below investment grade quality (rated Ba/BB or B or below by each NRSRO rating such security) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

   The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal securities is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Securities" below for a general description of the economic and credit characteristics of municipal issuers in Massachusetts. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. See "--Other Investment Companies" and "--Initial Portfolio Composition."

   The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. The Fund generally will purchase municipal securities secured by insurance only if the insurer thereof has a claims-paying ability rating of Aaa by Moody's or AAA by S&P or Fitch, although the Fund may from time to time purchase municipal securities secured by insurance obtained from an insurer with a lower claims-paying ability rating. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

   The Fund presently intends to limit its investment in tobacco settlement bonds that are secured solely by tobacco settlement proceeds and not also backed by another revenue source to no more than 10% of its Managed Assets. In addition, the Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security.
   During the Invest-up Period, the Fund may invest in Out of State Securities, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Securities. The Fund will purchase Out of State Securities if other suitable investments are not available. Investment in Out of State Securities would result in a portion of your dividends being subject to Massachusetts income tax. For more information, see the Statement of Additional Information. See "Tax Matters."

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or MuniPreferred Shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and Massachusetts income taxes. For more information, see the Statement of Additional Information.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   Up to 30% of the Fund's Managed Assets may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. In determining whether or not to invest in this offering, you should consider the potential tax consequences to you as a result of such investments by the Fund if you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Municipal Securities

   Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal securities in which the Fund will invest are generally issued by the The Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality ("Massachusetts municipal securities"), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal and Massachusetts income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes. During the Invest-up Period, the Fund also may invest in Out of State Securities subject to the limitations described under "--Investment Objectives and Policies."

   The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. Likewise, the Fund anticipates that it will invest in municipal securities so that the weighted average duration of its portfolio following the Invest-up Period will be in the range of 8 to 10 years, under current market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As market interest rates change over time, so will the duration of a security. In particular, a security's or portfolio's average duration may lengthen significantly if market interest rates rise, so the expected initial duration range mentioned above would be longer, and the price declines from further interest rate increases may be greater, in that event. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

   Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

   Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

   Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

   Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals.

   Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

   When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

   Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

   Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   Miscellaneous Investments. The Fund may invest up to 5% of its Managed Assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities may result in a portion of your dividend being subject to regular federal and Massachusetts income taxes.

Other Investment Companies or Pooled Investment Vehicles

   The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Similar to investments in other investment companies, an investment by the Fund in a pooled investment vehicle would cause the Fund to bear its ratable share of the pooled investment vehicle's expenses, while remaining subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in an investment company or pooled investment vehicle relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Portfolio Composition

   If current market conditions persist, the Fund expects that its initial portfolio will be comprised of municipal securities with the following ratings, or in unrated securities judged by the Adviser to be of comparable credit quality: __% in Aaa/AAA; __% in Aa/AA; __% in A; __% in Baa/BBB; and __% in Ba/BB. Initially, the Fund intends to invest approximately __% of its Managed Assets in investment grade quality securities. Investment grade securities include split-rated securities, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. See the Statement of Additional Information under "Other Investment Policies and Techniques--Portfolio Trading and Turnover Rate."

                       MUNIPREFERRED SHARES AND LEVERAGE

   Subject to market conditions, approximately one and one-half to two months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares. The MuniPreferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal securities. The MuniPreferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's average daily Managed Assets, including the proceeds from the issuance of MuniPreferred Shares.

   For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the MuniPreferred Shares will represent in the aggregate approximately 35% of the Fund's capital and pay dividends at an annual average
rate of     %, the incremental income generated by the Fund's portfolio (net of
estimated expenses) must exceed    % in order to cover such dividend payments
and other expenses specifically related to the MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate assumed above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital and the Fund's currently projected
annual MuniPreferred Share dividend rate of     %. See "Risks" and
"MuniPreferred Shares and Leverage."

Assumed Portfolio Total Return (10.00)% (5.00)%  0.00 % 5.00% 10.00%
Common Share Total Return..... (     )% (    )% (    )%     %      %

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, municipal securities market risk, reinvestment risk, leverage risk, derivatives risks, sector and industry risk, special risks related to certain municipal obligations, and market disruption risk and an investment in Common Shares will be subject to, among other things, market discount risk, concentration risk, tax risk and inflation risk, each of which is more fully described below.

Newly Organized

   The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Risk of Market Discount From Net Asset Value

   Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell Common Shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs paid by the Fund. The net asset value of the Common Shares will also be reduced by any costs associated with the issuance of MuniPreferred Shares. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Interest Rate Risk

   Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal securities holdings. In typical market interest rate environments, prices of the longer-term securities in which the Fund invests generally fluctuate more in response to changes in interest rates than do the prices of shorter-term securities. Because the Fund will invest primarily in long-term securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term securities. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

Credit Risk

   Credit risk is the risk that one or more municipal securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Split-rated securities in which the Fund invests will be considered investment grade quality, except that to the extent that if the Fund owns split- rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, but that are rated investment grade by at least one NRSRO that rates such securities. This means that split-rated securities may be regarded by one NRSRO (but by definition not by all NRSROs or by Nuveen Advisory) as having characteristics of securities rated Ba/BB or B by Moody's, S&P or Fitch, as discussed below. The Fund may invest up to 20% of its Managed Assets in municipal securities that are not investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by Nuveen Advisory. Securities of below investment grade quality (rated Ba/BB or B or below by each NRSRO rating such security) are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and these securities are commonly referred to as junk bonds. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.

Concentration Risk

   As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its Managed Assets in municipal securities issued by The Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality. The Fund is therefore susceptible to political, economic or regulatory factors affecting such issuers. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of The Commonwealth of Massachusetts or other Massachusetts issuers. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by The Commonwealth of Massachusetts, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   As of March 17, 2003, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest. In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000 the economies of both Massachusetts and the region grew at a faster pace than the nation as a whole.

   However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999, while New England's growth accelerated. Over the decade, growth of the Massachusetts economy has averaged 3.9%, while New England and the nation have each experienced average growth of 3.5%. The

Massachusetts economy is the largest in New England, making up an average of 47.7% of New England's total gross state product ("GSP") and an average of 2.7% of the nation's economy over the past decade. In 2001, Massachusetts experienced negative growth in the GSP of 0.4%, the first decline since 1991. New England GSP was flat in 2000 and the United States GSP grew by 0.4%.

   The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government employment (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sectors, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, total non-agricultural employment declined at a rate of 2.4% in 2002 and declined another 1.2% in the first eleven months of 2003 (the latest data available). Between November 2002 and November 2003, manufacturing employment (on the new North American Industry Classification System ("NAICS") basis) declined 2.9%.

   The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 2003, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal securities in Massachusetts.

Municipal Securities Market Risk

   Investing in the municipal securities market involves certain risks. The amount of public information available about the municipal securities in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its securities at attractive prices or at prices approximating those at which the Fund currently values them.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

Tax Risk

   The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts or for other tax-exempt or tax-deferred accounts. The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. In determining whether or not to invest in this offering, you should consider the potential tax consequences to you as a result of such investments by the Fund if you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax.

Leverage Risk

   Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the short-term dividend rates on the MuniPreferred Shares. Long-term municipal securities rates of return are typically, although not always, higher than short-term municipal securities rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term securities included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest up to 10% of its Managed Assets in securities of other investment companies and also may invest in other pooled investment vehicles. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

Derivatives Risk

   The Fund may utilize a variety of derivative instruments solely for risk management purposes. As explained under "How the Fund Manages Risk-Hedging Strategies," the Fund does not intend to use derivatives to increase leverage or to enhance current income. These derivatives may include such instruments as credit default swaps, interest rate swaps, forward commitments on interest rate swaps, options on interest rate swaps, other options contracts, futures contracts, options on futures contracts, swap agreements and delayed delivery and forward commitment transactions. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common

Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Sector and Industry Risk

   Subject to guidelines which may be imposed in connection with the Fund's seeking an investment grade rating on the MuniPreferred Shares, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds, and other private activity bonds. Subject to the availability of suitable investment opportunities, Nuveen Advisory will attempt to minimize the sensitivity of the Fund's portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

   The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws by companies in the tobacco industry, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. The Fund presently intends to limit its investment in tobacco settlement bonds that are secured solely by tobacco settlement proceeds and not also backed by another revenue source to no more than 10% of the Fund's Managed Assets.

Special Risks Related to Certain Municipal Obligations

   The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Market Disruption Risk

   Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Non-Diversification

   Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Advisory and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal securities backed by the assets and revenues of governments or political subdivisions of governments.

   The Fund may become subject to guidelines which are more limiting than the investment limitations referred to above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue, including with respect to the Fund's hedging strategies described below. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

   The Fund will invest at least 80% of its net Managed Assets in securities of investment grade quality at the time of investment. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by at least one NRSRO that rates such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory. Investment grade securities include split-rated securities, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using interest rate swaps, options on interest rate swaps, forward commitments on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal securities in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $45 billion in assets under management. See the Statement of Additional Information under "Investment Adviser."

   Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Paul L. Brennan is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Brennan is a Vice President of Nuveen Advisory (since 2002). Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. Mr. Brennan currently
manages investments for      Nuveen-sponsored investment companies.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen through its various affiliates manages [over $90 billion] in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles as of March 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

   If this merger transaction were to constitute a change of control of Nuveen Advisory it would operate as an "assignment," as defined in the 1940 Act, of the Fund's investment management agreement (as discussed further below), which would cause the investment management agreement to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both an interim investment management agreement (as permitted under the 1940
Act) and a new investment management agreement, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and Nuveen Advisory currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of Nuveen Advisory and will not operate as an "assignment," and that therefore the Fund's investment management agreement would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.

   As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an indirect affiliate of Nuveen, Nuveen Advisory and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Although Nuveen Advisory does not believe that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on Nuveen Advisory's ability to perform its obligations under the investment management agreement with the Fund or on the Fund's ability to pursue its investment objectives and policies as described in this Prospectus, there can be no assurance that it would not.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                    Management
        Average Daily Managed Assets                                   Fee
        ----------------------------                                ----------
        Up to $125 million.........................................   0.6500%
        $125 million to $250 million...............................   0.6375%
        $250 million to $500 million...............................   0.6250%
        $500 million to $1 billion.................................   0.6125%
        $1 billion to $2 billion...................................   0.6000%
        $2 billion and over........................................   0.5750%

   If the Fund utilizes leverage through the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                                    Management
        Net Assets Attributable to Common Shares                       Fee
        ----------------------------------------                    ----------
        Up to $125 million.........................................   1.0000%
        $125 million to $250 million...............................   0.9808%
        $250 million to $500 million...............................   0.9615%
        $500 million to $1 billion.................................   0.9423%
        $1 billion to $2 billion...................................   0.9231%
        $2 billion and over........................................   0.8846%

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                            Percentage                        Percentage
                            Reimbursed                        Reimbursed
                         (as a percentage                  (as a percentage
      Year Ending           of Managed      Year Ending       of Managed
        May 31               Assets)          May 31           Assets)
      -----------        ----------------   -----------    ----------------
          2004/(1)/.....      0.32%              2009.....      0.32%
          2005..........      0.32%              2010.....      0.24%
          2006..........      0.32%              2011.....      0.16%
          2007..........      0.32%              2012.....      0.08%
          2008..........      0.32%

--------
(1)From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond May 31, 2012.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes a fair market value based on prices of comparable municipal securities or other valuation methodologies applicable to municipal securities, including evaluations of anticipated cash flows or collateral. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including that rate at which dividends are payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately [50] days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments,
P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "--MuniPreferred Shares" below.

   The Common Shares have been approved for listing on the              Stock
Exchange subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue MuniPreferred Shares is subject to market conditions and to the Board of Trustee's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that a substantial portion of the MuniPreferred Shares, at least initially if market conditions are deemed favorable, would pay cumulative dividends at rates determined over relatively short-term periods (such as 7 days), by providing for periodic redetermination of the dividend rate through an auction process. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that percentage below 50%.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to an offering of MuniPreferred Shares. The terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares
would no longer be listed on the            Stock Exchange. In contrast to a
closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal securities from issuers located in Massachusetts or in municipal securities whose income is otherwise exempt from regular federal and Massachusetts income taxes. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your investment. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations.

   The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum rate of tax on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum rate of tax on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements. None of the Fund's distributions are expected to be eligible for treatment as qualified dividend income. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax applicable to individuals. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain Internal Revenue Service ("I.R.S.") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits, unless they were eligible to be treated as "qualified dividend incomes," taxable at long-term capital gain rates in the hands of non-corporate shareholders. In particular, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The sale or other disposition of Common Shares will result in capital gain or loss to you if you hold such Common Shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation.

   The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

Massachusetts Tax Matters

   The following is based upon the advice of Edwards & Angell LLP, special Massachusetts counsel to the Fund.

   The Fund's regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal securities or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the Fund distributes any taxable income, or if you sell or exchange Fund shares and realize a capital gain on the transaction.

   The treatment of shareholders subject to the Massachusetts corporation business tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters. Please refer to the Statement of Additional Information for more detailed information.

                                 UNDERWRITING

   The underwriters named below (the "Underwriters"), acting through A.G.
Edwards & Sons, Inc. and       , as lead managers; Nuveen Investments, LLC
("Nuveen");       ; and       , as their representatives (the
"Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Nuveen Advisory (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

                                                                       Number of
Underwriters                                                            Shares
------------                                                           ---------
A.G. Edwards & Sons, Inc..............................................
Nuveen Investments, LLC...............................................
                                                                       ---------
   Total..............................................................
                                                                       =========

   The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if any of the Common Shares are purchased.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to         additional Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments, incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

   The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $15.00 per Common Share, and may offer some of the Common Shares to certain
dealers at the offering price less a concession not in excess of $     per
Common Share, and such dealers may reallow a concession not in excess of $
per Common Share on sales to certain other dealers. The Fund has agreed to reimburse the Underwriters for certain legal expenses in an amount which will
not exceed $       (or less than      % of the aggregate offering price of the
Common Shares). The Fund has also agreed to reimburse the Underwriters for
certain other expenses in an amount equal to $       plus $       per Common
Share sold in excess of two million Common Shares (or less than      % of the
aggregate offering price of the Common Shares). The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of the MuniPreferred Shares and will receive compensation for their participation in that MuniPreferred Share offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of the MuniPreferred Shares, (ii) the number of MuniPreferred Shares allocated to that Underwriter in that offering, and (iii) the amount of certain additional MuniPreferred Share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of MuniPreferred
Shares are currently estimated to be approximately   % of the total amount of
the MuniPreferred Share offering. These costs will effectively be borne by the Common Shareholders.

   The Fund will pay all of its offering costs (other than sales load) up to and including $0.03 per Common Share. Nuveen has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.

   The Fund's Common Shares have been approved for listing on the
          Stock Exchange, subject to notice of issuance. The trading or
"ticker" symbol of the Common Shares is "   ." In order to meet the
requirements for listing the Common Shares on the            Stock Exchange,
the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 Common Shares ($1,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

   The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

   Until the distribution of Common Shares is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.

   The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

   These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on
the            Stock Exchange, or otherwise.

   Prior to the public offering of Common Shares, Nuveen Advisory purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, Nuveen Advisory owned 100% of the Fund's outstanding Common Shares. Nuveen Advisory may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the Representatives and Nuveen Advisory are each wholly owned subsidiaries of Nuveen Investments, Inc.

   The address of the lead managing underwriters are: A.G. Edwards & Sons,
Inc., One North Jefferson Avenue, St. Louis, Missouri 63103 and       .

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Bell, Boyd & Lloyd LLC may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
                                                                 ----
          Use of Proceeds.......................................   3
          Investment Objectives.................................   5
          Investment Policies and Techniques....................  10
          Other Investment Policies and Techniques..............  18
          Management of the Fund................................  21
          Investment Adviser....................................  27
          Portfolio Transactions................................  28
          Distributions.........................................  29
          Description of Shares.................................  30
          Certain Provisions in the Declaration of Trust........  33
          Repurchase of Fund Shares; Conversion to Open-End Fund  34
          Tax Matters...........................................  37
          Experts...............................................  41
          Custodian.............................................  41
          Additional Information................................  41
          Report of Independent Auditors........................  43
          Financial Statements..................................  44
          Appendices
             Appendix A--Ratings of Investments................. A-1
             Appendix B--Taxable Equivalent Yield Tables........ B-1
             Appendix C--Hedging Strategies and Risks........... C-1
             Appendix D--Factors Pertaining to Massachusetts.... D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                          Page
                                                          ----
                 Prospectus Summary......................   1
                 Summary of Fund Expenses................   9
                 The Fund................................  11
                 Use of Proceeds.........................  11
                 The Fund's Investments..................  11
                 MuniPreferred Shares and Leverage.......  18
                 Risks...................................  20
                 How the Fund Manages Risk...............  27
                 Management of the Fund..................  28
                 Net Asset Value.........................  30
                 Distributions...........................  31
                 Dividend Reinvestment Plan..............  31
                 Description of Shares...................  32
                 Certain Provisions in the Declaration of
                   Trust.................................  34
                 Repurchase of Fund Shares; Conversion to
                   Open-End Fund.........................  35
                 Tax Matters.............................  36
                 Underwriting............................  39
                 Custodian and Transfer Agent............  41
                 Legal Opinions..........................  41
                 Table of Contents for the Statement of
                   Additional Information................  42

                                 -------------

   Until              , 2004 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Shares

           Nuveen Massachusetts Dividend Advantage Municipal Fund 2

                                 Common Shares

                                ---------------

                                  PROSPECTUS

                                ---------------

                           A.G. Edwards & Sons, Inc.
                              Nuveen Investments

                                           , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   LPR-MA-0404D

                Subject to Completion, Dated ____________, 2004

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


            Nuveen Massachusetts Dividend Advantage Municipal Fund 2

                       STATEMENT OF ADDITIONAL INFORMATION


     Nuveen Massachusetts Dividend Advantage Municipal Fund 2 (the "Fund" or the "Massachusetts Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ____________, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS


                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  5
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Fund                                                21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Report of Independent Auditors                                        43
Financial Statements                                                  44
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Hedging Strategies and Risks (Appendix C)                            C-1
Factors Pertaining to Massachusetts (Appendix D)                     D-1

This Statement of Additional Information is dated ____________, 2004

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $__________ ($__________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen Investments, LLC has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in municipal securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt securities or in high quality municipal securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Securities--Portfolio Investments," the income on which is subject to regular federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly.

                             INVESTMENT OBJECTIVES


The Fund's investment objectives are to provide current income exempt from regular federal and Massachusetts income tax and enhance portfolio value relative to the municipal securities market by investing in tax-exempt municipal securities the Fund's investment adviser believes are underrated or undervalued or represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that are exempt from regular federal and Massachusetts income taxes. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal securities.

     The Fund's investment in underrated or undervalued municipal securities will be based on Nuveen Advisory's belief that their yield is higher than that available on securities bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal securities market by prudent selection of municipal securities regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. The Fund's investment objectives are fundamental policies of the Fund.

After completion of the offering through , 2005; (the "Invest-up Period"), the Fund may invest in municipal securities that pay interest that is exempt from regular federal income tax but not from Massachusetts income tax ("Out of State Securities"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Securities. Up to 30% of the Fund's Managed Assets may be invested in securities that pay interest that is taxable under the alternative minimum tax applicable to individuals. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of Common Shares as an investment for you will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of your tax position. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and Massachusetts income tax;

          (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or short-term investments in accordance with its investment objectives, policies and limitations; and

          (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal securities insured by any given insurer.

     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control; except that the Fund may invest up to 5% of its Managed Assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issue.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.


Investment Philosophy and Process

     Investment Philosophy. Nuveen Advisory believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Advisory believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class.

     Managing Multi-Faceted Risks: Risk in the municipal securities market originates from multiple sources, including credit risk at the issuer and sector levels, interest rate risk, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. Nuveen Advisory believes that managing these risks at both the individual security and portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

     Market Inefficiencies: Nuveen Advisory believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies and that active portfolio management offers the potential to capitalize on these inefficiencies.

     Investment Process. Nuveen Advisory believes that a bottom-up, value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Advisory's investment process are:

     Credit Analysis: Nuveen Advisory conducts bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet Nuveen Advisory's the fundamental tests of creditworthiness, including dedicated revenue sources, the financial condition of the issuer, the security features of the securities, and other factors. Analysts conduct systematic surveillance of the credit quality of portfolio holdings to attempt to maintain the overall portfolio quality within an acceptable range.

     Sector Analysis: Analysts also conduct top-down analysis of each sector, or industry, represented in the municipal market. Analysts continually assess the key issues and trends affecting each sector in order to develop a sector outlook, including such factors as historical default rates and average credit spreads within each sector. These analyses support the decisions to emphasize or de-emphasize a given sector in the portfolio.

     Structural Analysis: In addition to evaluating credit and sectors, Nuveen Advisory also analyzes the structural features of securities and portfolios. In constructing portfolios, the investment team seeks to identify securities that will allow it to achieve favorable yield curve positioning, call structures, and coupons. To manage interest-rate risk, the team monitors broad macro-economic indicators and, over the market cycle, seeks to maintain a portfolio's duration within a specified range.

     Trading Strategies: Through its trading strategies, Nuveen Advisory seeks to enhance portfolio value by taking advantage of inefficiencies in the municipal securities market. As part of its trading strategies, the dedicated trading team within Nuveen Advisory also seeks to capitalize on inefficiences in the market and to assist the portfolio management team in most effectively implementing the long-term structural, sector, and credit strategies of each portfolio. Nuveen Advisory's decision to sell a security takes into account multiple factors, including, among others, credit quality trends, sector outlook and market price in comparison to historical pricing and to comparable securities.

Portfolio Investments

     Municipal Securities

     Under normal circumstances, the Fund will invest its Managed Assets in a portfolio of municipal securities that pay interest that is exempt from regular federal and Massachusetts income taxes.

     Under normal circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities. Up to 30% of Fund's Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

..    The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade quality if it is rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by at least one NRSRO that rates such security, or if it is unrated but judged to be of comparable quality by Nuveen Advisory. Investment grade securities include split-rated securities, except that to the extent that if the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered investment grade quality. "Split-rated securities" are those securities that, at the time of investment, are rated "below investment" grade by Moody's, S&P or Fitch, but that are rated investment grade by at least one NRSRO that rates such securities. This means that split-rated securities may be regarded by one NRSRO (but by definition not by all NRSROs or by Nuveen Advisory) as having characteristics of securities rated Ba/BB or B by Moody's, S&P or Fitch, as discussed below.

..    The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are not investment grade quality. The Fund will only invest in municipal securities that, at the time of investment, are rated B-/B3 or higher or that are unrated but judged to be of comparable quality by Nuveen Advisory. Securities of below investment grade quality (Ba/BB or B or below by each NRSRO rating such security) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

     Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered "investment grade" securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as "qualified dividend income"), and capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

     During the Invest-up Period, the Fund may invest in Out of State Securities, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Securities. The Fund will purchase Out of State Securities if other suitable investments are not available. Investment in Out of State Securities would result in a portion of your dividends being subject to Massachusetts income tax. In addition, capital gain dividends will be subject to capital gain taxes. See "Tax Matters."

     The Fund presently intends to limit its investment in tobacco settlement bonds that are secured solely by tobacco settlement proceeds and not also backed by another revenue source to no more than 10% of its Managed Assets. In addition, the Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security.

     The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Likewise, the Fund anticipates that it will invest in municipal securities so that the weighted average duration of its portfolio following the Invest-up Period will be in the range of 8 to 10 years, under current market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As market interest rates change over time, so will the duration of a security. In particular, a security's or portofio's average duration may lengthen significantly if market interest rates rise, so the expected initial duration range mentioned above would be longer, and the price declines from further interest rate increases may be greater, in that event. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

     Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

     Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

     Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals.

     Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Advisory, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the securities prior to settlement and at the time of delivery the market value may be less than cost.

     Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Miscellaneous Investments. The Fund may invest up to 5% of its Managed Assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal and Massachusetts income taxes.

     Other Investment Companies or Pooled Investment Vehicles. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Similar to investments in other investment companies, an investment by the Fund in a pooled investment vehicle would cause the Fund to bear its ratable share of the pooled investment vehicle's expenses, while remaining subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company or pooled investment vehicle relative to available municipal securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks" in the Fund's prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal securities market by investing in tax-exempt municipal securities that it believes are underrated or undervalued or represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that securities associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such securities for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular securities is consistent with the value of similar securities. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund's investment in underrated or undervalued municipal securities will be based on Nuveen Advisory's belief that their yield is higher than that available on securities bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

     Up to 30% of the Fund's Managed Assets may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

     Also included within the general category of municipal securities described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or MuniPreferred Shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal or Massachusetts income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund's investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's Managed Assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix C to this Statement of Additional Information.

Factors Pertaining to Massachusetts

     Factors pertaining to Massachusetts are set forth in Appendix D.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds


     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUND

Trustees and Officers

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                        Positions and Offices       Principal Occupations, Including         Number of Portfolios
                                     with the Fund and Year First   Other Directorships Held, During           in Fund Complex
     Name and Address    Birthdate       Elected or Appointed            Past Five Years                     Overseen by Trustee
     ----------------    ---------       --------------------            ---------------                     -------------------

Trustee who is an "interested person" of the Fund:
--------------------------------------------------

Timothy R. Schwertfeger*  3/28/49      Chairman of the Board        Chairman and Director (since 1996)               143
333 West Wacker Drive                  and Trustee, 2004            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                   Nuveen Investments, LLC, Nuveen
                                                                    Advisory Corp. and Nuveen Institutional
                                                                    Advisory Corp.

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

                                        Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                     with the Fund and Year First   Other Directorships Held, During              in Fund Complex
     Name and Address    Birthdate       Elected or Appointed            Past Five Years                        Overseen by Trustee
     ----------------    ---------       --------------------            ---------------                        -------------------
Trustees who are not "interested persons" of the Fund:
-----------------------------------------------------

William E. Bennett        10/16/46        Trustee, 2004         Private Investor; previously, President and             143
333 West Wacker Drive                                           Chief Executive Officer, Draper & Kramer, Inc.,
Chicago, IL 60606                                               a private company that handles mortgage
                                                                banking, real estate development, pension
                                                                advisory and real estate management (1995-1998);
                                                                prior thereto, Executive Vice President and
                                                                Chief Credit Officer, First Chicago Corporation
                                                                and its principal subsidiary, The First National
                                                                Bank of Chicago.

Robert P. Bremner         8/22/40         Trustee, 2004         Private Investor and Management Consultant.             143
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown         7/29/34         Trustee, 2004         Retired (since 1989) as Senior Vice President           143
201 Michigan Avenue                                             of The Northern Trust Company; Director,
Highwood, IL 60040                                              Community Advisory Board for Highland Park and
                                                                Highwood, United Way of the North Shore (since
                                                                2002).

Jack B. Evans             10/22/48        Trustee, 2004         President, The Hall-Perrine Foundation, a               143
333 West Wacker Drive                                           private philanthropic corporation (since 1996);
Chicago, IL 60606                                               Director, Alliant Energy; Director and Vice
                                                                Chairman, United Fire & Casualty Company;
                                                                Director, Federal Reserve Bank of Chicago;
                                                                formerly, President and Chief Operating
                                                                Officer, SCI Financial Group, Inc., a regional
                                                                financial services firm.

William C. Hunter         3/6/48          Trustee, 2004         Dean and Distinguished Professor of Finance,             35
                                                                School of Business at the University of
                                                                Connecticut (since 2003); previously, Senior
                                                                Vice President and Director of Research at the
                                                                Federal Reserve Bank of Chicago (1995-2003);
                                                                Director (since 1997), Credit Research Center
                                                                at Georgetown University. Director of Xerox
                                                                Corporation (since 2004).

Anne E. Impellizzeri(1)   1/26/33         Trustee, 2004         Retired, formerly, Executive Director (1998-            143
3 West 29th Street                                              2001) of Manitoga (Center for Russel Wright's
New York, NY 10001                                              Design with Nature); formerly, President and
                                                                Chief Executive Officer of Blanton-Peale
                                                                Institutes of Religion and Health (since 1990);
                                                                prior thereto, Vice President, Metropolitan Life
                                                                Insurance Co.

William L. Kissick(1)     7/29/32         Trustee, 2004         Professor Emeritus, School of Medicine and the          143
333 West Wacker Drive                                           Wharton School of Management and former
Chicago, IL 60606                                               Chairman, Leonard Davis Institute of Health
                                                                Economics, University of Pennsylvania; Adjunct
                                                                Professor, Health Policy and Management, Yale
                                                                University.

Thomas E. Leafstrand(1)  11/11/31         Trustee, 2004         Retired; previously, Vice President in charge of        143
333 West Wacker Drive                                           Municipal Underwriting and Dealer Sales at The
Chicago, IL 60606                                               Northern Trust Company.

Peter R. Sawers(1)         4/3/33         Trustee, 2004         Adjunct Professor of Business and Economics,            143
22 The Landmark                                                 University of Dubuque, Iowa; formerly
Northfield, IL 60093                                            (1991-2000) Adjunct Professor, Lake Forest
                                                                Graduate School of Management, Lake Forest,
                                                                Illinois; prior thereto, Executive Director,
                                                                Towers Perrin Australia, a management
                                                                consulting firm; Chartered Financial Analyst;
                                                                Director, Executive Services Corp. of Chicago,
                                                                a not-for-profit organization; Certified
                                                                Management Consultant.

William J. Schneider      9/24/44         Trustee, 2004         Senior Partner and Chief Operating Officer,             143
4000 Miller-Valentine Ct.                                       Miller-Valentine Group, Vice President,
P. O. Box 744                                                   Miller-Valentine Realty, a construction
Dayton, OH 45401                                                company; Chair, Miami Valley Hospital;
                                                                formerly, Member, Community Advisory Board,
                                                                National City Bank, Dayton, Ohio and Business
                                                                Advisory Council, Cleveland Federal Reserve
                                                                Bank.

Judith M. Stockdale      12/29/47         Trustee, 2004         Executive Director, Gaylord and Dorothy                 143
35 E. Wacker Drive                                              Donnelley Foundation (since 1994); prior
Suite 2600                                                      thereto, Executive Director, Great Lakes
Chicago, IL 60601                                               Protection Fund (from 1990 to 1994).

Sheila W. Wellington(1)   2/24/32         Trustee, 2004         Clinical Professor of Management, Stern/ETU             143
333 West Wacker Drive                                           Business School (since 2003); formerly,
Chicago, IL 60606                                               President (1993-2003) of Catalyst (a not-for-
                                                                profit organization focusing on women's
                                                                leadership development in business and the
                                                                professions).

(1) Mr. Leafstrand and Ms. Wellington are expected to retire effective
July, 2004 pursuant to the Fund's retirement policy. Messrs. Sawers and Kissick and Ms. Impellizzeri are also expected to retire effective July, 2004.

                                        Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                     with the Fund and Year First   Other Directorships Held, During              in Fund Complex
     Name and Address    Birthdate       Elected or Appointed            Past Five Years                        Overseen by Trustee
     ----------------    ---------       --------------------            ---------------                        -------------------
Officers of the Fund:
--------------------

Gifford R. Zimmerman      9/9/56        Chief Administrative    Managing Director (since 2002), Assistant                143
333 W. Wacker Drive                      Officer, 2004          Secretary and Associate General Counsel,
Chicago, IL 60606                                               formerly, Vice President and Assistant General
                                                                Counsel, of Nuveen Investments, LLC; Managing
                                                                Director (since 2002), General Counsel (since
                                                                1998) and Assistant Secretary, formerly, Vice
                                                                President of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Managing Director
                                                                (since 2002) and Assistant Secretary and
                                                                Associate General Counsel, formerly, Vice
                                                                President (since 2000) of Nuveen Asset
                                                                Management, Inc.; Assistant Secretary of Nuveen
                                                                Investments, Inc. (since 1994); Assistant
                                                                Secretary of NWQ Investment Management Company,
                                                                LLC (since 2002); Vice President and Assistant
                                                                Secretary of Nuveen Investments Advisers Inc.
                                                                (since 2002); Managing Director, Associate
                                                                General Counsel and Assistant Secretary of
                                                                Rittenhouse Asset Management, Inc.
                                                                (since May 2003); Chartered Financial Analyst.

Michael T. Atkinson       2/3/66        Vice President and      Vice President (since January 2002), formerly,           143
333 W. Wacker Drive                      Assistant Secretary,   Assistant Vice President (since 2000),
Chicago, IL  60606                       2004                   previously, Associate of Nuveen Investments.

Peter H. D'Arrigo         11/28/67      Vice President and      Vice President of Nuveen Investments, LLC (since         143
333 W. Wacker Drive                      Treasurer, 2004        1999), prior thereto, Assistant Vice President
Chicago, IL  60606                                              (from 1997); Vice President and Treasurer (since
                                                                1999) of Nuveen Investments, Inc.; Vice
                                                                President and Treasurer (since 1999) of Nuveen
                                                                Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.; Vice President and Treasurer of Nuveen
                                                                Asset Management, Inc. (since 2002) and of
                                                                Nuveen Investment Advisors Inc. (since 2002);
                                                                Assistant Treasurer of NWQ Investment Management
                                                                Company, LLC (since 2002); Treasurer (since
                                                                2003) of Symphony Asset Management LLC;
                                                                Chartered Financial Analyst.

Paul L. Brennan           11/10/66      Vice President, 2004    Vice President (since January 2002), formerly,           143
333 W. Wacker Drive                                             Assistant Vice President (since 1997), of Nuveen
Chicago, IL  60606                                              Advisory Corp.; Chartered Financial Analyst
                                                                and Certified Public Accountant.

Susan M. DeSanto          9/8/54        Vice President, 2004    Vice President of Nuveen Advisory Corp. (since           143
333 W. Wacker Drive                                             2001); previously, Vice President of Van Kampen
Chicago, IL  60606                                              Investment Advisory Corp. (since 1998); prior
                                                                thereto, Assistant Vice President of Van Kampen
                                                                Investment Advisory Corp. (since 1994).

Jessica R. Droeger        9/24/64       Vice President and      Vice President (since January 2002) and                  143
333 W. Wacker Drive                      Secretary, 2004        Assistant General Counsel (since 1998);
Chicago, IL  60606                                              formerly, Assistant Vice President (since 1998)
                                                                of Nuveen Investments, LLC; Vice President
                                                                (since 2002) and Assistant Secretary
                                                                (since 1998), formerly, Assistant Vice President
                                                                of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory  Corp.

Lorna C. Ferguson         10/24/45      Vice President, 2004    Managing Director, formerly Vice President of            143
333 W. Wacker Drive                                             Nuveen Investments, LLC; Managing Director
Chicago, IL  60606                                              (since 2004), formerly, Vice President (since
                                                                1998) of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.

William M. Fitzgerald     3/2/64        Vice President, 2004    Managing Director (since 2002) of Nuveen                 143
333 W. Wacker Drive                                             Investments, LLC; Managing Director (since
Chicago, IL  60606                                              2001), formerly, Vice President of Nuveen
                                                                Advisory Corp. and Nuveen Institutional
                                                                Advisory Corp. (since 1995); Managing Director
                                                                of Nuveen Asset Management, Inc. (since 2001);
                                                                Vice President of Nuveen Investments Advisers
                                                                Inc. (since 2002); Chartered Financial Analyst.

Stephen D. Foy            5/31/54       Vice President and      Vice President (since 1993) and Funds Controller         143
333 W. Wacker Drive                      Controller, 2004       (since 1998) of Nuveen Investments, LLC; Vice
Chicago, IL  60606                                              President and Funds Controller (since 1998) of
                                                                Nuveen Investments, Inc. Certified Public
                                                                Accountant.

J. Thomas Futrell         7/5/55        Vice President, 2004    Vice President of Nuveen Advisory Corp.;                 143
333 W. Wacker Drive                                             Chartered Financial Analyst.
Chicago, IL 60606

                                        Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                     with the Fund and Year First   Other Directorships Held, During              in Fund Complex
     Name and Address    Birthdate       Elected or Appointed            Past Five Years                        Overseen by Trustee
     ----------------    ---------       --------------------            ---------------                        -------------------

Steven J. Krupa          8/21/57        Vice President, 2004    Vice President of Nuveen Advisory Corp.                  143
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb            3/22/63        Vice President, 2004    Vice President (since 2000) of Nuveen                    143
333 W. Wacker Drive                                             Investments, LLC, previously Assistant Vice
Chicago, IL 60606                                               President (since 1999); prior thereto,
                                                                Associate of Nuveen Investments, LLC; Certified
                                                                Public Accountant.

Tina M. Lazar            8/27/61        Vice President, 2004    Vice President (since 1999), previously                  143
333 W. Wacker Drive                                             Assistant Vice President (since 1993) of
Chicago, IL 60606                                               Nuveen Investments, LLC.

Larry W. Martin          7/27/51        Vice President and      Vice President, Assistant Secretary and                  143
333 W. Wacker Drive                      Assistant Secretary,   Assistant General Counsel of Nuveen
Chicago, IL 60606                        2004                   Investments, LLC; Vice President and Assistant
                                                                Secretary of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Assistant
                                                                Secretary of Nuveen Investments Inc. and (since
                                                                1997) of Nuveen Asset Management, Inc.; Vice
                                                                President (since 2000), Assistant Secretary and
                                                                Assistant General Counsel (since 1998) of
                                                                Rittenhouse Asset Management, Inc.; Vice
                                                                President and Assistant Secretary of Nuveen
                                                                Investments Advisers Inc. (since 2002);
                                                                Assistant Secretary of NWQ Investment
                                                                Management Company, LLC. (since 2002).

Edward F. Neild, IV      7/7/65         Vice President, 2004    Managing Director (since 2002) of Nuveen                 143
333 W. Wacker Drive                                             Investments, LLC; Managing Director (since
Chicago, IL 60606                                               1997), formerly Vice President (since 1996) of
                                                                Nuveen Advisory Corp. and Nuveen Institutional
                                                                Advisory Corp.; Managing Director of Nuveen
                                                                Asset Management, Inc. (since 1999);
                                                                Chartered Financial Analyst.

Thomas J. O'Shaughnessy  9/4/60         Vice President, 2004    Vice President (since January 2002),                     143
333 W. Wacker Drive                                             formerly, Assistant Vice President (since 1998),
Chicago, IL 60606                                               of Nuveen Advisory Corp.; prior thereto,
                                                                portfolio manager.

                                        Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                     with the Fund and Year First   Other Directorships Held, During              in Fund Complex
     Name and Address    Birthdate       Elected or Appointed            Past Five Years                        Overseen by Trustee
     ----------------    ---------       --------------------            ---------------                        -------------------

Thomas C. Spalding        7/31/51       Vice President, 2004    Vice President of Nuveen Advisory Corp. and             143
333 W. Wacker Drive                                             Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                               Financial Analyst.



     The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

     Robert P. Bemner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand and Peter R. Sawers.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

     The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas
E. Leafstrand.

     The compliance, risk management and regulatory oversight committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are Lawrence H. Brown, Thomas E. Leafstrand and Judith M. Stockdale.

     Trustees Evans, Kissick, Leafstrand and Wellington are directors or trustees, as the case may be, of [30] Nuveen open-end funds and [82] Nuveen closed-end funds managed by Nuveen Advisory and [6] open-end funds and [13] closed-end funds managed by Nuveen Institutional Advisory Corp. Trustees Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale are also directors or trustees, as the case may be, of [30] open-end and [92] closed-end funds managed by Nuveen Advisory and [6] open-end funds and [12] closed-end funds managed by Nuveen Institutional Advisory Corp. Mr. Schwertfeger and Mr. Bennett are directors or trustees, as the case may be, of [30] open-end funds and [92] closed-end advised by Nuveen Advisory and [6] open-end and [13] closed-end funds advised by Nuveen Institutional Advisory Corp.

     None of the independent trustees, nor any of their immediate family members, has ever been a director, or officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

     The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:


                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                          Dollar Range of Equity        Companies Overseen by
                            Securities in the           Trustee in Family of
    Name of Trustee               Fund                  Investment Companies
    ---------------       ----------------------      -------------------------
Timothy R. Schwertfeger               $   0             over $100,000
-------------------------------------------------------------------------------
William E. Bennett                    $   0             over $100,000
-------------------------------------------------------------------------------
Robert P. Bremner                     $   0             over $100,000
-------------------------------------------------------------------------------
Lawrence H. Brown                     $   0             over $100,000
-------------------------------------------------------------------------------
Jack B. Evans                         $   0             over $100,000
-------------------------------------------------------------------------------
William C. Hunter                     $   0                  $   0
-------------------------------------------------------------------------------
Anne E. Impellizzeri                  $   0             over $100,000
-------------------------------------------------------------------------------
William L. Kissick                    $   0             over $100,000
-------------------------------------------------------------------------------
Thomas E. Leafstrand                  $   0             over $100,000
-------------------------------------------------------------------------------
Peter R. Sawers                       $   0             over $100,000
-------------------------------------------------------------------------------
William S. Schneider                  $   0             over $100,000
-------------------------------------------------------------------------------
Judith M. Stockdale                   $   0             over $100,000
-------------------------------------------------------------------------------
Sheila W. Wellington                  $   0             over $100,000
-------------------------------------------------------------------------------


     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen, A.G. Edwards & Sons, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory, Nuveen or A.G. Edwards & Sons, Inc.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                                                 Amount of Total
                      Estimated Aggregate  Total Compensation   Compensation that
                       Compensation From     from Fund and          Has Been
   Name of Trustee       the Fund*           Fund Complex**         Deferred
   ---------------     ------------------  ------------------   -----------------
Timothy R. Schwertfeger       $0                      $0                   $0
-------------------------------------------------------------------------------
William E. Bennett          $553                 $53,050              $41,564
-------------------------------------------------------------------------------
Robert P. Bremner           $553                 $77,500               $8,780
-------------------------------------------------------------------------------
Lawrence H. Brown           $579                 $82,000              $     -
-------------------------------------------------------------------------------
Jack B. Evans               $579                 $49,100              $19,357
-------------------------------------------------------------------------------
William C. Hunter
-------------------------------------------------------------------------------
Anne E. Impellizzeri        $493                 $77,500              $58,535
-------------------------------------------------------------------------------
William L. Kissick          $493                 $49,000              $18,000
-------------------------------------------------------------------------------
Thomas E. Leafstrand        $579                 $52,300              $20,542
-------------------------------------------------------------------------------
Peter R. Sawers             $553                 $79,250              $58,785
-------------------------------------------------------------------------------
William S. Schneider        $568                 $77,500              $58,535
-------------------------------------------------------------------------------
Judith M. Stockdale         $493                 $77,750              $14,690
-------------------------------------------------------------------------------
Sheila W. Wellington        $493                 $47,600              $37,403
-------------------------------------------------------------------------------

--------------------

     * Based on the estimated compensation to be earned by the independent trustees for the twelve-month period ending October 31, 2005, representing the Fund's first full fiscal year, for services to the Fund.

     **Based on the compensation paid to the trustees for the one year period ending 12/31/03 for services to the Nuveen open-end and closed-end funds.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates. Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by Nuveen Institutional Advisory Corp. are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen INvestments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.


                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.


     Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments brings over a century of expertise to the municipal securities market. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange traded funds as measured by number of funds (106) and fund assets under management (approximately $47.1 billion) as of December 31, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $95 billion in assets under management as of December 31, 2003. Nuveen Investments, Inc. is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities-which include tax-free investing, separately managed accounts and market neutral alternative investment portfolios-under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. In total, the Company now manages approximately $90 billion in assets. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

     Nuveen Investments, Inc. disclosed the following information in its annual report on Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2004: Nuveen Investments, Inc. has received from the Securities and Exchange Commission the following requests for information, each of which Nuveen Investments, Inc. believes was sent broadly to several investment-management firms: a September 4, 2003 letter regarding mutual fund "market timing" and related topics, a September 11, 2003 letter regarding the valuation of portfolio securities of funds that invest at least a majority of assets in securities that trade in non-U.S. markets and frequent trading in such funds, a January 29, 2004 letter regarding mutual fund revenue sharing and fund portfolio brokerage commissions, and a February 4, 2004 letter regarding high yield municipal bond funds. In addition, Nuveen Investments, Inc. received a subpoena dated November 4, 2003 from the Securities Division of the Commonwealth of Massachusetts in connection with a proceeding brought by the Securities Division against the Boston, Massachusetts office of a national broker-dealer firm. Nuveen Investments, Inc. has responded to the Securities and Exchange Commission requests of September 4, September 11, January 29 and February 4 and is continuing to respond to various related follow up requests. Nuveen Investments, Inc. has also responded to the subpoena from the Massachusetts Securities Division. In responding to these various requests, Nuveen Investments, Inc. has identified certain deficiencies in its historical e-mail archives, and it is taking steps to improve its overall record retention practices. Nuveen Investments, Inc. has from time to time discovered instances where shareholders of open-end funds managed by affiliates of Nuveen Investments, Inc. traded in and out of a fund more frequently than appropriate. In addition, during the process of responding to the requests referenced above, Nuveen Investments, Inc. identified certain additional instances where open-end fund shareholders were able to trade in and out of a fund more frequently than appropriate, which occurred in most cases because they traded in dollar amounts below the monitoring threshold established to implement the fund's policy. In the regular course of its business, whenever Nuveen Investments, Inc. has identified inappropriate trading activity in a fund, it has taken steps to terminate the related account.

     On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

     If this merger transaction were to constitute a change of control of Nuveen Advisory it would operate as an "assignment," as defined in the 1940 Act, of the Fund's investment management agreement (as discussed further below), which would cause the investment management agreement to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both an interim investment management agreement (as permitted under the 1940 Act) and a new investment management agreement, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and Nuveen Advisory currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of Nuveen Advisory and will not operate as an "assignment," and that therefore the Fund's investment management agreement would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.

     As a result of the current ownership by Citigroup Inc. ("Citigroup") and its affiliates of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an indirect affiliate of Nuveen, Nuveen Advisory and the Fund. Such an affiliation could result, pursuant to the 1940 Act, in restrictions on transactions between the Fund and Citigroup and possibly its affiliates. In particular, principal trades between the Fund and Citigroup and its affiliates could be prohibited. Although Nuveen Advisory does not believe that any potential inability to so trade with Citigroup or its affiliates would have a material adverse effect on Nuveen Advisory's ability to perform its obligations under the investment management agreement with the Fund or on the Fund's ability to pursue its investment objectives and policies as described in this Prospectus, there can be no assurance that it would not.

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                    Management Fee
----------------------------                                  ------------------
Up to $125 million ......................................         0.6500%
$125 million to $250 million ............................         0.6375%
$250 million to $500 million ............................         0.6250%
$500 million to $1 billion ..............................         0.6125%
$1 billion to $2 billion ................................         0.6000%
$2 billion and over .....................................         0.5750%

     If the Fund utilizes leverage through the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                        Management Fee
----------------------------------------                      ------------------
Up to $125 million.......................................          1.0000%
$125 million to $250 million.............................          0.9808%
$250 million to $500 million.............................          0.9615%
$500 million to $1 billion...............................          0.9423%
$1 billion to $2 billion.................................          0.9231%
$2 billion and over......................................          0.8846%

     In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     For the first eight full years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         Percentage                             Percentage
                         Reimbursed                             Reimbursed
       Year Ending    (as a percentage of    Year Ending    (as a percentage of
         May 31       Managed Assets)          May 31          Managed Assets)
      -------------   -------------------   -------------   -------------------
         2004(1)            0.32%               2009             0.32%
         2005               0.32%               2010             0.24%
         2006               0.32%               2011             0.16%
         2007               0.32%               2012             0.08%
         2008               0.32%

-----------------------

     (1)  From the commencement of operations.

     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond May 31, 2012.

     Unless earlier terminated as described below, the Fund's investment management agreement with Nuveen Advisory (the "management agreement") will remain in effect until August 1, 2005. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Advisory upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreement has been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The independent trustees believe that the management agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of Nuveen Advisory and its affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

     In evaluating the investment management agreement, the independent trustees reviewed materials furnished by Nuveen Advisory at the annual contract renewal meeting held in May 2003, including information regarding Nuveen Advisory, its affiliates and its personnel, operations and financial condition. The independent trustees discussed with representatives of Nuveen Advisory the Fund's operations and Nuveen Advisory's ability to provide advisory and other services to the Fund. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by Nuveen Advisory, the proposed fees to be charged by Nuveen Advisory for investment management services, the profitability to Nuveen Advisory of its relationship with the Fund, fall-out benefits to Nuveen Advisory from that relationship, economies of scale achieved by Nuveen Advisory, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by Nuveen Advisory and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant.

     The Fund, Nuveen Advisory, Nuveen, A.G. Edwards & Sons, Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, Nuveen Advisory and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Policies

     The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

     In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the Fund's Board to determine how the proxy should be voted. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 50 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.


     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "MuniPreferred Shares and Leverage."


     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares



     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the          Stock
Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Securities."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.


     The Fund's Board of Trustees has authorized an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any final decision to issue MuniPreferred Shares is subject to market conditions and to the Board of Trustee's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that a substantial portion of the MuniPreferred Shares, at least initially if market conditions are deemed favorable, would pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for periodic redetermination of the dividend rate through an auction process. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will be as stated below.

     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that percentage below 50%.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of MuniPreferred Shares. The terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the ________ Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the ________ Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.


     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the ________ Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

                                [To be updated]

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.


     The Fund intends to elect to be treated and to qualify under Subchapter M of the Code for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt- interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.


     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consist of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax and may have other collateral tax consequences. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the alternative minimum tax applicable to individuals. Taxpayers that may be subject to the alternative minimum tax should consult their advisers before investing in Common Shares.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income (and not eligible for favorable taxation as "qualified dividend income") whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible for the dividends received deduction allowed to corporations. Distributions by the Fund to Common Shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of MuniPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

     The sale or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities is taxed at a maximum rate of 15%, while short-term capital gain and other ordinary income is taxed at a maximum rate of 35% through 2010, after which time the rate will increase to 39.6% unless amended by Congress. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum rate of tax on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum rate of tax on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period and other requirements. None of the Fund's distributions are expected to be eligible for treatment as qualified dividend income. Without further legislative change, the rate reductions enacted by the Act will lapse and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a nondeductible 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least an amount equal to the sum of (i) 98% of its taxable ordinary income for such year, (ii) 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and (iii) 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage is for amounts paid through 2010, after which time the rate will increase to 31% unless amended by Congress. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder of $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters

     Tax matters pertaining to Massachusetts are set forth in Appendix D.

                                    EXPERTS



     The Financial Statements of the Fund as of            , 2004, appearing in
this Statement of Additional Information have been audited by                  ,
                                               , independent auditors, as set
forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in
accounting and auditing.                   provides accounting and auditing
services to the Fund.


                                    CUSTODIAN

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.


                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

                                    [TO COME]

            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                              FINANCIAL STATEMENTS

            Nuveen Massachusetts Dividend Advantage Municipal Fund 2
                       Statement of Assets and Liabilities
                                           , 2004

                                   [TO COME]

            Nuveen Massachusetts Dividend Advantage Municipal Fund 2
                             Statement of Operations
        Period from        ,  (date of organization) through        ,   2004

                                   APPENDIX A

                             Ratings of Investments


   Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

   Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

   A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

   A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...):   Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
              These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
              The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to the delivery if changes occur in the legal documents or underlying credit quality of the bonds.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 Securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


     'NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES
                                [TO BE UPDATED]

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2003 listed below:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields

Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  10.00%       4.44%        5.00%       5.56%       6.11%      6.67%      7.22%
  15.00%       4.71%        5.29%       5.88%       6.47%      7.06%      7.65%
  27.00%       5.48%        6.16%       6.85%       7.53%      8.22%      8.90%
  30.00%       5.71%        6.43%       7.14%       7.86%      8.57%      9.29%
  35.00%       6.15%        6.92%       7.69%       8.46%      9.23%     10.00%
  38.60%       6.51%        7.33%       8.14%       8.96%      9.77%     10.59%

                                  MASSACHUSETTS

                                 [TO BE UPDATED]

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and Massachusetts state tax rates, using published 2003 marginal Federal tax rates and marginal Massachusetts tax rates currently available and scheduled to be in effect.


 Single Return      Joint Return      Federal Tax    State Tax    Combined Tax
    Bracket            Bracket            Rate         Rate*          Rate*
---------------    ---------------    -----------    ---------    ------------
$                  $







              4.00%    4.50%    5.00%    5.50%    6.00%     6.50%
              -----    -----    -----    -----    -----    ------








----------------

* The combined tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed,
     (iii) any alternative minimum taxes or any taxes other than personal income taxes or (iv) the deductibility of Massachusetts state income taxes in computing Massachusetts income subject to tax. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The table does not reflect a possible reduction in the state tax rate that may occur with respect to the lowest tax bracket if state general fund revenues exceed forecasts by certain specified amounts. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.

                                   APPENDIX C

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX D

                      Factors Pertaining to Massachusetts

     Except to the extent the Massachusetts Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal securities. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than that of the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999, while New England's growth accelerated. Over the decade, growth of the Massachusetts economy has averaged 3.9%, while New England and the nation have each experienced average growth of 3.5%. The Massachusetts economy is the largest in New England, making up an average of 47.7% of New England's total gross state product ("GSP") and an average of 2.7% of the nation's economy over the past decade. In 2001, Massachusetts experienced negative growth in the GSP of 0.4%, the first decline since 1991. New England GSP was flat in 2000 and the United States GSP grew by 0.4%.

     The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government employment (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 was accompanied by increased employment levels; and between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sectors, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001. However, total non-agricultural employment declined at a rate of 2.4% in 2002 and declined another 1.2% in the first eleven months of 2003 (the latest data available). Between November 2002 and November 2003, manufacturing employment (on the new North American Industry Classification System ("NAICS") basis) declined 2.9%.

     The Massachusetts economy is fairly concentrated in the eastern portion of the state, particularly in the metropolitan Boston area. Of the 13 Fortune 500 companies headquartered in the Commonwealth in 2003, 11 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth benefited from the economic growth over the past decade, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher employment, lower per capita income and stagnant property values.

Fiscal Matters

     Budgeted Operating Funds

     The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with the generally accepted accounting principles ("GAAP"), as defined by the Government Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. Prior to the fiscal 2004 General Appropriation Act (or "GAA"), there were three principal budgeted operating funds used in the calculation of the consolidated net surplus: the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally accounted for approximately 93% of total expenditures of the budgeted operating funds. The remaining approximately 7% of expenditures occurred in several dedicated operating funds (Minor Funds) not included in the calculation of the consolidated net surplus. The fiscal 2004 GAA repealed the Local Aid Fund and many of the Minor Funds and amended the statutory definition of balance. Beginning June 30, 2003, the remaining funds include the General Fund, Highway Fund, Stabilization Fund, Tax Reduction Fund, Workforce Training Fund, Massachusetts Tourism Fund and the Children's and Senior's Health Care Assistance Fund. The balance of the repealed Local Aid Fund will be transferred to the General Fund, and the net balances in all of the other repealed Minor Funds will be transferred to the Stabilization Fund. Beginning in fiscal 2004, the General Fund, Highway Fund, Workforce Training Fund, Massachusetts Tourism Fund, and Children's and Senior's Health Care Assistance Fund will be included in the calculation of the consolidated net surplus.

     The Commonwealth's budgeted operating funds for fiscal 1999, 2000, 2001, 2002 and 2003, on a statutory basis, showed an excess (deficiency) of revenues and other sources over expenditures and other uses of ($80) million, $173 million, $727 million, ($1,625) million and ($452) million and positive fund balances of $2.112 billion, $2.285 billion, $3.013 billion, $1.388 billion and $0.936 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $20.245 billion for fiscal 1999, $22.414 billion for fiscal 2000, $22.134 billion for fiscal 2001, $22.800 billion for fiscal 2002 and $22.439 billion for fiscal 2003.

     Estimates for fiscal 2004 have been prepared by the Executive Office of Administration and Finance. The Executive Office of Administration and Finance estimates that fiscal 2004 budgeted expenditures and other uses will total approximately $22.617 billion, while budgeted revenues and other sources will total approximately $22.922 billion, representing an excess of $305.2 million.

     Commonwealth Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budget funds. In fiscal 2003, on a statutory basis, approximately 64.2% of the Commonwealth's budgeted operating revenues were derived from state taxes. In addition, the federal government provided approximately 20.6% of such revenues, with the remaining 15.2% provided from departmental revenues and transfers from non-budgeted funds.

     State Taxes

     The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institution and public utility corporations), which are projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

     The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% is applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Prior to January 1, 1999, a different rate was applied to "Part A" income (generally, interest and dividends) and "Part B" income (generally, "earned" income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

     Chapter 186 of the Acts of 2002, "An Act Enhancing State Revenues," was enacted on July 25, 2002, and made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation changed the tax structure for long term capital gains. Prior to May 2002, long term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held. Effective May 1, 2002, long term capital gains are taxed at the Part B income tax rate, which is currently 5.3%. Chapter 186 also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions would be gradually restored, and the tax rate on Part B income would be gradually reduced to 5.0%, in the event that "baseline" state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) grows by 2% more than the rate of inflation for state and government purchases. Based on the fiscal 2004 consensus revenue estimate, these restoration provisions would not be triggered until tax year 2006 at the earliest.

     The Department of Revenue estimates that the tax structure changes described above will have the following effects: (i) taxing capital gains at the Part B income rate increased fiscal 2003 revenues by $140 to $160 million and will increase fiscal 2004 revenues by $215 million to $250 million; (ii) the delay in the Part B rate reduction resulted in approximately $200 million in additional revenues during fiscal 2003 than would have been the case had the rate been reduced to 5.0% in calendar year 2003; (iii) the suspension of the deduction for charitable contributions increased fiscal 2003 revenues by an estimated $172 million; and (iv) the decrease in personal exemption amounts resulted or will result in $325 million in additional tax collections in fiscal 2003 and $225 million in fiscal 2004.

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     Limitations on Tax Revenue

     Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate "allowable state tax revenue" for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local government units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

     Chapter 62F was amended by the fiscal 2003 GAA and the fiscal 2004 GAA to establish an additional tax revenue limitation. The fiscal 2003 GAA created a quarterly cumulative "permissible tax revenue" limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenues fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The fiscal 2004 GAA requires that at the end of each fiscal year, the state comptroller must transfer such excess revenue from the holding account back to the General Fund.

     Tax revenues in fiscal 1999 through fiscal 2002 were lower than the limit set by Chapter 62F and the Commonwealth's Executive Office of Administration and Finance currently estimates that state tax revenues in fiscal 2003 and 2004 will not reach such limit. For fiscal 2002, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $14.343 billion and allowable state tax revenues were approximately $19.661 billion. The Executive Office for Administration and Finance also does not expect actual state tax revenue collected during fiscal 2003 or fiscal 2004 to exceed either the allowable or the permissible state tax revenue limits set by Chapter 62F.

     Property Tax Limit

     In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2-1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2-1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2-1/2

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also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%.

     Many communities have responded to the limitation imposed by Proposition 2-1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2-1/2. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 2003, 52 communities had successful override referenda which added an aggregate of approximately $20.7 million to their levy limits. Capital exclusions were passed by 11 communities in fiscal 2003 and totaled approximately $0.9 million.

     Commonwealth Financial Support for Local Government

     The Commonwealth makes substantial payments to its cities, towns and regional school districts (called "Local Aid") to mitigate the impact of local property tax limits such as Proposition 2 1/2 on local programs and services. `Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds. In fiscal 2003, it is estimated that 22.6% of the Commonwealth's spending was allocated to direct Local Aid, after taking into account reductions undertaken during fiscal 2003 as described below. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

     In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties.

     During fiscal 2003, Governor Romney reduced Local Aid in response to declining revenues, pursuant to authority under Chapter 29, Section 9C of the Massachusetts General Laws. On January 30,

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

2003, the Romney Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns.

     In the fiscal 2004 GAA, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions.

     Initiative Law

     A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

     Commonwealth Capital Spending

     The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth's debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit was $1.225 billion in fiscal 2003. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (discussed below), the Boston and Springfield convention centers and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories:

   . Economic Development. The Commonwealth expends funds in this category to support and develop its economy. Types of investments include construction of convention centers, parking facilities and local grants. Various state agencies are responsible for coordinating the Commonwealth's economic development investments. Fiscal 2003 spending in this category is estimated to be $313 million.

   . Environment. The Commonwealth expends funds in this category to provide a safe environment to its citizens. Types of investments include environmental remediation projects, open space acquisitions and water supply protection. The Executive of Environmental Affairs is responsible for coordinating the Commonwealth's environmental investments. Fiscal 2003 spending in this category is estimated to be $123 million.

   . Housing. The Commonwealth expends funds in this category to finance an affordable and growing housing stock. Types of investments include rehabilitation of public housing units and financial support of developers for the construction of affordable housing units. The Department of Housing and Community Development is responsible for coordinating the Commonwealth's housing investments. Fiscal 2003 spending in this category is estimated to be $113 million.

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

   . Information Technology. The Commonwealth expends funds in this category to improve productivity and program outcomes through the use of technology. Types of investments include the purchase of enterprise infrastructure systems and applications, telecommunications equipment, program and web-based applications and other computing hardware and software. The Information Technology Division within the Executive Office for Administration and Finance coordinates the Commonwealth's technology investments. Fiscal 2003 spending in this category is estimated to be $83 million.

   . Infrastructure. The Commonwealth expends funds in this category to build and maintain its facilities, which enable the delivery of state services to its citizens. Types of investments include construction of courthouses and prisons, rehabilitation of state office buildings and the demolition of abandoned state property. The Division of Capital Asset Management and Maintenance within the Executive Office for Administration and Finance is responsible for coordinating the Commonwealth's investments in this category. Fiscal 2003 spending in this category is estimated to be $276 million.

   . Public Safety. The Commonwealth expends funds in this category to ensure the safety of its citizens. Types of investments include public safety vehicles, communications equipment and facility rehabilitation and maintenance. The Executive Office of Public Safety is responsible for coordinating the Commonwealth's public safety investments. Fiscal 2003 spending in this category is estimated to be $38 million.

   . Transportation. The Commonwealth expends funds in this category to provide a transportation network to support its economy. Types of investments include rehabilitation of bridges, repairs of roadways and financing of mass transportation. The Executive Office of Transportation and Construction is responsible for coordinating the Commonwealth's transportation investments. Fiscal 2003 spending in this category is estimated to be $1.801 billion.

     The Executive Office for Administration and Finance projects that total capital spending in each of the fiscal years 2004 through 2008 will be $2.579 billion, $2.278 billion, $1.717 billion, $1.550 billion and $1.550 billion, respectively. Of these amounts, $1.636 billion, $1.457 billion, $1.250 billion, $1.250 billion and $1.250 billion, respectively, is projected to be funded through general obligation debt. Due to the size and complexity of the Commonwealth's capital program and other factors, the timing and amount of actual capital expenditures and debt issuances over the period will likely vary from the projections in the current capital investment plan.

     Central Artery/Ted Williams Tunnel Project

     General. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which was formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

     Progress/Schedule Update. As of December 31, 2003, CA/T Project construction was 92.0% complete. As of that date, approximately $13.668 billion was under contract or agreement, which constitutes 93.4% of total budgeted costs for the CA/T Project. That amount includes $8.991 billion of construction commitments, which constitutes approximately 96.1% of the total construction budget of $9.356 billion. The I-93 initial southbound opening occurred on December 19, 2003. The date for the I-

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

93 complete southbound opening continues to be projected for March 2005 to July 2005, and the date for CA/T Project substantial completion continues to be projected for May 2005 to November 2005.

     Cost/Schedule Update. On July 31, 2003 the Turnpike Authority announced the results of its annual cost/schedule update (CSU 10). The Turnpike Authority projected that its budget would remain at $14.625 billion. Following recommendations of the U.S. Department of Transportation Office of Inspector General (DOT-IG) in March 2003 and the February 2003 report of the National Academy of Engineering titled "Completing the Big-Dig," CSU 10 modified presentation of major road openings from an "aggressive but achievable date" format accompanied by estimated schedule exposures to a "window of time" format reflected above. CSU 10 will form the basis for the budget portion of the 2003 finance plan for the CA/T Project, which the Turnpike Authority anticipates will be filed with the Federal Highway Administration in September 2003.

     The Executive Office for Administration and Finance is in the process of reviewing a draft of the 2003 CA/T Project finance plan. As it has for the past four fiscal years, the Executive Office for Administration and Finance engaged an independent auditor to review and evaluate CSU 10. The Secretary of Administration and Finances relies upon the findings of the report of the independent auditor in completing the certification required by the U.S. Department of Transportation in connection with the federal oversight of the CA/T Project and the U.S. Department of Transportation's approval of the CA/T Project's annual finance plan. A preliminary analysis by the independent auditor indicated that the total project cost exposure would exceed the $14.625 billion estimated in CSU 10 by up to $40 million. However, the CA/T Project management disagreed with this preliminary analysis and provided additional information to the independent auditor relating to these issues. The independent auditor's final report concluded that the total cost estimate of the CA/T Project in the amount of $14.625 set forth in CSU 10 was aggressive but did not recommend that the estimate be increased. The 2003 finance plan for the CA/T Project was filed with the Federal Highway Administration on September 26, 2003.

     Federal Oversight. Increased federal oversight of the CA/T Project occurred in early 2000 following a federal task force's review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. In June 2000, the Federal Highway Administration designated the Turnpike Authority a "high-risk grantee" with respect to activities related to the CA/T Project. The designation meant that more detailed financial reports and additional project monitoring would be required on the project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.5 billion to pay the principal of federal grant anticipation notes.

     On October 23, 2000, federal legislation was approved that requires the U.
S. Secretary of Transportation to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. (For fiscal 2003, such spending as of June 30, 2003 was approximately $409.5 million.) In addition, the legislation limited total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation tied future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for

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

projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

     SEC Investigation. On May 8, 2000, the State Treasurer's office was advised that the staff of the SEC was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the SEC. On July 31, 2003, the SEC accepted offers of settlement from the Turnpike Authority and former Turnpike Authority Chairman James J. Kerasiotes, which included issuance of cease-and-desist orders as a result of their failure to disclose cost increases associated with the CA/T Project in 1999. In accepting those offers of settlement, the SEC considered the remedial acts undertaken by the Turnpike Authority, including generating detailed monthly cost projections for the CA/T Project, conducting annual reviews, employing an outside consultant to test budget assumptions and cost figures and retaining outside counsel to provide disclosure advice. No fines were imposed.

     Transportation Infrastructure Fund. The Central Artery and Statewide Road and Bridge Infrastructure Fund (the "Infrastructure Fund") was created by legislation in May 2000 to fund additional costs of the CA/T Project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for fiscal 2001 through fiscal 2005. Including the $2.168 billion expected to be available for the CA/T Project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made. The October 2001 finance plan used an additional $175 million of interest earnings and available borrowings in the Infrastructure Fund that exceed prior estimates to fund in part an cost overrun identified in the 2001 cost and schedule update process.

     October 2002 Finance Plan. The Turnpike Authority's finance plan submitted on August 31, 2002 (the "October 2002 Finance Plan") was granted federal approval on April 1, 2003, with the result that the CA/T Project obtained renewed authority to obligate federal funds. In its report on the October 2002 Finance Plan, dated March 31, 2003, the U.S. Department of Transportation Office of Inspector General (DOT-IG) cited potential schedule delays of six to nine months on the October 2002 Finance Plan's project milestone opening dates, projecting opening dates of June 10, 2004 for initial I-93 southbound (connecting the new I-93 southbound tunnel to the existing Dewey Square Tunnel), July 19, 2005 for full 1-93 southbound and November 8, 2005 for project substantial completion. These delays forecast by DOT-IG were subsequently incorporated in CSU 10, with the exception of the June 10, 2004 date for the initial I-93 southbound opening, which was changed to February 2004 because the CA/T Project incorporated a change initiative allowing partial opening of the I-93 tunnel earlier than expected.

     The Turnpike Authority budgeted $87 million for CA/T Project costs from the projected resale of its Kneeland Street properties in the October 2002 Finance Plan and CSU 10. The DOT-IG and the General Accounting Office (GAO) have taken a position that monies realized from the resale of property originally purchased with federal funds, which would include the Kneeland Street properties, should retain their federal character and not become state funds. FHWA, which has responsibility for issuing and interpreting regulations on the subject, disagrees with that interpretation and has taken a position that such monies become state funds upon resale of such property. Senator John McCain has requested the U.S. Secretary

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

of Transportation to abolish the federal rule allowing characterization of such monies as state funds. On February 20, 2003, the DOT-IG requested a legal opinion from the GAO regarding the proper characterization of these funds. In a letter dated May 16, 2003, addressing the issue, DOT Secretary Norman Mineta stated that such monies do "not constitute federal funds but must be used by the state for projects eligible for federal funds" and are not included in the federal cap on funding for the CA/T Project. The Secretary's interpretation is consistent with the CA/T Project's planned use of funds.

     If FHWA changes its position, the CA/T Project would be required to replace approximately $70 million of newly characterized federal funds with state funds in order to maintain compliance with the $8.549 billion cap on federal funding for the CA/T Project. In the event this were to occur, the CA/T project would seek a reallocation by the Commonwealth of federal highway program funds so as not to increase the total cost of the CA/T Project or alter the cash flow of CA/T Project funding. Alternatively, the CA/T Project estimates that sale or lease of additional surface artery real estate could yield additional funds beyond the current estimated CA/T Project budget; however, use of such funds would be limited to the extent such properties were originally purchased with federal funds, similar to the Kneeland Street properties. If reallocation of federal funds or realization of sufficient additional revenues from surface artery real estate or other sources were not possible, the CA/T Project could potentially face a revenue shortfall.

     Claims and Economic Risks. Each annual finance plan budgets for the potential cost of change orders on all awarded and unawarded contracts. Any dollar amount associated with an individual claim or issue, or the sum of claims or issues, may not reflect the ultimate impact, if any, on the final CA/T Project cost. The contract claim of Honeywell Technology Solutions, Inc. received on March 16, 2002 now totals $123.9 million. As a result of negotiations between the CA/T Project and Honeywell on the claim, the parties entered into an agreement dated October 18, 2002, reaffirming contract metrics and schedule milestone dates. Significant work remains to be completed by Honeywell, including installation of systems necessary to open I-93 southbound. If Honeywell fails to perform work on an accelerated basis or if Honeywell were to abandon the contract, it might result in a substantial and material impact to CA/T Project cost and schedule. However, due to the advanced state of construction on the CA/T Project and previous completion of certain CA/T Project milestones, management of the CA/T Project currently believes that the risks associated with non-performance of accelerated work by Honeywell on its contract have been substantially mitigated.

     The Claims and Changes Department of the CA/T Project is responsible for administering the commercial aspects of the CA/T Project's construction contracts. In the Fall of 2002, the Turnpike Authority Chairman directed the Claims and Changes Department to establish a "close-out" plan to resolve the pending backlog of contractor claims on the CA/T Project (at that time there were nearly 5,000 outstanding change order issues and claims with an average age of over 300 days). In February 2003, the National Academy of Engineering and National Research Council issued a report to the Turnpike Authority that identified as a major priority the resolution of outstanding CA/T Project contractor claims by July 2004. The Turnpike Authority Chairman has approved a Claims and Changes Department claim resolution plan with the objective of meeting the National Academy's recommended target date of July 2004.

     The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contractors. Such financial difficulty could affect the ability of a contractor to complete CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial and material impact on CA/T Project schedule and cost.

     Toll Discount Program. On July 1, 2002, a toll discount program for members of the

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FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority's sale of certain real estate in May 2003 for approximately $75 million. On September 18, 2003, the Turnpike Authority voted to extend the toll discount program through December 2004. Funding for this extension will also come from the May 2003 sale of real estate by the Turnpike Authority. In compliance with its Trust Agreement, on December 31, 2004, the Turnpike Authority delivered to the trustee a certificate of an independent consultant verifying that it can meet its required debt service coverage ratios and maintain the toll discount program.

     Legislation passed on July 31, 2002, contained provisions that could be interpreted as requiring that the toll discount program be made permanent. It is the position of the Turnpike Authority that the toll discount program remains subject to annual evaluation by the Turnpike Authority board and available funding, and is subordinate to payments for Western Turnpike and Metropolitan Highway System debt service and expense commitments. If the Legislature requires the toll discount program be made permanent without providing offsetting funding, the Turnpike Authority could potentially face a revenue shortfall. In addition, before any toll discount program could be made permanent, the Turnpike Authority's Trust Agreement would require the Turnpike Authority to deliver a certificate of an independent consultant verifying certain debt service coverage ratios to the trustee.

     Tobacco Settlement

     On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. Under the agreement, the cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

     The Commonwealth's allocable share of the base amounts payable under the master settlement is approximately 4.04%. The Commonwealth's allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets.

     The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. As of June 30, 2003, the Trustees of the Health Care Security Trust, who manage the long-term investments of the proceeds from the tobacco settlement, estimated the net asset market value of those investments at $477.1 million.

     The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement. See "Litigation."

     During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for

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such purposes were originally stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The General Appropriation Act for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund Payments) and 30% of the earnings on the balance in the trust fund were to be available for such purposes.

     The fiscal 2003 GAA appropriated 100% of the fiscal 2003 annual tobacco settlement payment for current-year spending, which is estimated by the Executive Office for Administration and Finance to be approximately $295.7 million. The fiscal 2004 GAA will also utilize 100% of the annual tobacco settlement payment ($282.9 million base amount) for current-year spending. See "Financial Results--Fiscal 2003" and "--Fiscal 2004."

     The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Debt Ratings

     As of March 17, 2004, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest. There can be no assurance that these ratings will continue.

     In past years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The recurrence of such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts bonds in the Fund. Should there be during the term of the fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value or marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts bonds in the Fund and interest income to the Fund could be adversely affected.

Commonwealth Debt and Other Long-Tem Liabilities

     Types of Debt. The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

     In addition, the Commonwealth is authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities,
(b) budgetary contractual assistance liabilities or (c) contingent liabilities. General obligation contract

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assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth's debt. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

     As of January 1, 2004, the Commonwealth's total long-term debt and debt related to general obligation contract assistance liabilities were approximately $16.618 billion, consisting of approximately $13.897 billion of general obligation debt, $813 million of special obligation debt and , $1.907 billion of federal grant anticipation notes.

     Debt Service. The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt services expenditures since fiscal 1989. Debt service expenditures on s statutory basis for fiscal 1999, fiscal 2000, fiscal 2001 and fiscal 2002 were $1.174 billion, $1.193 billion, $0.695 billion and $1.305 billion, respectively, and were estimated to be $1.418 billion for fiscal 2003 and $1.598 billion for fiscal 2004.

     In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding certain types of bonds specified by statute). The percentage of total appropriations expended from the budgeted operating funds for debt service was 2.7% for fiscal 2001, 5.3% for fiscal 2002, and is estimated to be 5.4% for fiscal 2003.

     Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate Local Aid to cities, towns, schools and other districts and transit authorities above current levels (see "--Local Aid"); and Medicaid expenditures which have increased each year since the program was initiated (from $3.398 billion in fiscal 1995 to an estimated $5.778 billion in fiscal 2003 and a projected $6.414 billion in fiscal 2004).

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension

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benefits for state employees are administered by the State Board of
Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

     The systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980's, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

     The legislation requires the Secretary of Administration and Finance to prepare a funding schedule that provides for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary is also required to conduct experience investigations every six years. Funding schedules are to be filed with the Legislature triennially by March 1 and are subject to legislative approval. Under the pension legislation, if a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal the prior year's payments.

     On April 15, 2002, Acting Governor Swift and legislative leaders agreed to a new funding schedule that incorporated a January 1, 2001 actuarial valuation and extended amortization of the unfunded pension liability from June 30, 2018 to June 30, 2023. The schedule included updated estimates for the cost of enhanced teacher retirement benefits enacted in 2000 and preliminary cost estimates for the Commonwealth's Early Retirement Incentive Program. The fiscal 2003 GAA appropriated $796.8 million to the Commonwealth's pension liability fund pursuant to this schedule. The schedule calls for appropriations in each fiscal year gradually increasing from $832.3 million in fiscal 2004 to $1.993 billion in fiscal 2023. According to preliminary estimates, the scheduled payment obligations from fiscal 2004 through fiscal 2023 are expected to be materially higher than those shown above due primarily to a decrease in the value of investment assets in the pension liability fund.

     In fiscal 2004, the pension funding schedule called for an $832.3 million appropriation. However, the fiscal 2004 GAA amended the General Laws to allow annual pension appropriations to include the scheduled amount less the value of any capital assets transferred to the pension liability fund. The fiscal 2004 GAA funded the $832.3 million pension obligation using $687.3 million in cash and the transfer to the pension liability fund of the Hynes Convention Center and the Boston Common Garage, valued at $145.0 million.

     On September 17, 2003, the Public Employees Retirement Administration Commission (PERAC) released its actuarial valuation of the total pension obligation dated January 1, 2003. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.401 billion, an

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increase of $6.033 billion over the unfunded actuarial accrued liability as of
January 1, 2002. The unfunded accrued actuarial liability as of January 1, 2003 was comprised of unfunded actuarial accrued liabilities of $3.604 billion for the State Employees' Retirement System, $8.129 billion for the State Teachers' Retirement System, $998.3 million for Boston Teachers and $670.0 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.030 billion (comprised of $17.551 for state employees, $22.892 for state teachers, $1.918 billion for Boston teachers and $670.0 million for cost of living increases). Total assets were valued at approximately $29.629 billion based on the five-year average valuation method, which equaled 115.0% of the January 1, 2003 total asset market value. The actuarial value of assets as of January 1, 2003 represented a decline of $2.070 billion from the valuation of assets as of January 1, 2002. The funded ratio declined to 68.9% as of January 1, 2003 from 81.1% as of January 1, 2002. During 2002, there was an overall actuarial loss of $5.8 billion. There was a non-investment loss on actuarial liability of approximately $1.2 billion and a loss on assets (on an actuarial value basis) of $4.6 billion. Due to the significant increase of unfunded accrued actuarial liability, it is expected that the pension funding schedule will be required to be revised to fully amortize unfunded accrued liability by 2023. Payments under such a revised schedule will be significantly higher than the annual pension funding obligations called for in the existing pension funding schedule.

     See "Financial Results--Fiscal 2005" for developments in reaching a consensus on a new triennial pension schedule.

     The GASB has indicated that it may soon require pension systems to calculate and report on the liability of health care benefits for retirees. Currently, the Commonwealth system pays for such costs on a "pay-as-you-go" basis. Such payments are included in the Group Insurance Commission appropriation. The healthcare benefit costs to present and future retirees represent a sizable undocumented liability of the Commonwealth, but PERAC has not yet estimated these amounts.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled, and the elderly. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the State Children's Health Insurance Program (SCHIP).

     Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

     The federal Centers for Medicare and Medicaid Services (CMS, formerly Health Care Financing Administration) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool. The Division believes that the assessment complies with the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an

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impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

Financial Results

     Fiscal 2003

     Enactment of Fiscal 2003 General Appropriation Act. On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of the scheduled reduction of the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003.

     Also on July 19, 2003 the fiscal 2003 GAA was enacted. The GAA was based on a tax revenue estimate of $15.393 million including the tax increases and a tax amnesty program. The GAA appropriated 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance to be approximately $295.7 million, as well as $550.0 million from the Stabilization Fund, $75.0 million from the Caseload Mitigation Fund, $32.0 million from the Ratepayer Parity Trust and $20.0 million from the Clean Elections Fund. The fiscal 2003 GAA, including veto overrides, directly appropriated $22.682 billion, not including approximately $282.0 million in Medicaid related health care spending that was moved off-budget. The fiscal 2003 GAA eliminated Medicaid eligibility for approximately 50,000 long term unemployed adults on April 1, 2003. The change resulted in a spending reduction of approximately $52 million. However, the Division of Medical Assistance estimated that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003 and approximately $140 million on an annualized basis.

     On October 17, 2002, the Secretary of Administration and Finance reduced the official fiscal 2003 tax revenue estimate to $15.145 billion. In response to the lower tax revenue estimate, Acting Governor Swift reduced allotments to certain budgetary accounts pursuant to authority under Chapter 29, Section 9C of the Massachusetts General Laws in the amount of approximately $99.1 million partially to address the anticipated revenue shortfall. On December 9, 2002, Acting Governor Swift again reduced allotments in the amount of approximately $60.7 million partially to address an additional anticipated revenue shortfall.

     Revenue Estimate Reduction and Actions by Romney Administration. On November 5, 2002, the Commonwealth elected a new Governor, W. Mitt Romney, a new Lieutenant Governor, Kerry Healey and a new Treasurer and Receiver-General, Timothy P. Cahill, each of whom took office in January 2003.

     Soon after Governor Romney assumed office in January 2003, his Administration began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised primarily of lower than anticipated tax revenues in the amount of approximately $497.0 million.

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     On January 17, 2003, Governor Romney approved legislation expanding his authority under Chapter 29, Section 9C of the Massachusetts General Laws to reduce allotted spending across state government with the exception of the legislative branch, the judicial branch, the Inspector General, the Office of the Comptroller or the Constitutional officers during fiscal 2003. Under these expanded powers; Governor Romney gained authority to reduce local aid payments to cities and towns, but any allotment reduction in local aid was restricted to not more than one-third of the total amount of allotment reductions made by the Governor in fiscal 2003 after the effective date of the act.

     On January 30, 2003, Governor Romney announced $343.6 million in allotment reductions and other savings initiatives pursuant to his expanded powers under Chapter 29, Section 9C of the Massachusetts General Laws, as amended. Local government aid and lottery distributions to cities and towns were reduced by $114.4 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75.2 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $15.9 million, transitional assistance in the amount of $12.0 million, housing in the amount of approximately $10.4 million, a prescription drug program for seniors in the amount of $10.0 million, other health and human services in the amount of approximately $46.0 million and all other areas in the amount of approximately $35.1 million.

     On February 3, 2003, the Executive Office for Administration and Finance reduced the October 15, 2003, tax revenue estimate to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

     On March 5, 2003, legislation was signed by the Governor to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings. The filing fee increases are estimated to result in additional revenue of approximately $40.6 million for fiscal 2003 and approximately $136.2 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund, for the purpose of modernizing technology at registries of deeds, and does not benefit the General Fund. Pursuant to the legislation, transfers in the amounts of $12.0 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund, $17.0 million from the Renewable Energy Trust Fund and $6.5 million from the Health Protection Fund were made to the General Fund.

     On August 21, 2003, Governor Romney approved a fiscal 2003 supplemental appropriation bill in the amount of approximately $25.1 million, including $15.4 million for costs relating to Committee for Public Counsel Services, $5.6 million for reimbursement to Regional Transit Authorities for prior-year services and $2.9 million for Department of Education local aid education costs. The bill also allows all of these supplemental appropriations to be available for expenditure in fiscal 2004. This is necessary to allow the comptroller to pay outstanding bills that accrued in fiscal 2003 but will be paid in fiscal 2004.

     The Executive Office for Administration and Finance currently projects a statutory budget surplus, as defined in Chapter 29, Section 1 of the General Laws as the consolidated net surplus of the General, Local Aid and Highway Funds, of approximately $160.5 million in fiscal 2003. The estimated year-end surplus will be deposited in the Stabilization Fund and is primarily the result of higher than estimated tax revenue partially derived from the closing of various so-called tax loopholes. This projection is based upon the assumption that $122.0 million in fiscal 2003 appropriations will remain unspent. The estimate also takes into account all outstanding supplemental budget appropriations filed by the Governor to address deficiencies in certain appropriations or to authorize unexpended fiscal 2003 appropriations to carry forward into fiscal 2004. Although currently projecting a year-end statutory surplus, fiscal 2003 utilized

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Stabilization Fund monies, one-time tax revenues, $57.7 million in federal FMAP reimbursements and other non-recurring revenue sources totaling approximately $1.178 billion to offset a structural deficit in the Budgeted Operating Funds.

     The review of fiscal 2003 by the Executive Office for Administration and Finance is not complete, and the final figures may differ from the estimates presented in this Information Statement. In particular, based on preliminary analysis provided by the Executive Office of Health and Human Services, the Commonwealth believes that estimated fiscal 2003 federal and other reimbursements for certain health and human services programs may be approximately $85 million lower than previously anticipated. The Executive Office for Administration and Finance further estimates an additional $40 million in fiscal 2003 appropriations will remain unspent.

     Fiscal 2004

     On June 20, 2003, the Legislature passed the fiscal 2004 General Appropriations Act (or GAA). This was the first time in several fiscal years that the Commonwealth's annual budget was enacted by the beginning of the fiscal year. The fiscal 2004 GAA was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 GAA relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003," of which $55.0 million is increased FMAP to be transferred to the Uncompensated Care Pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

     The fiscal 2004 GAA budgeted $22.332 billion for programs and services. After review of the GAA, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, Governor Romney vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 GAA. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The GAA, including veto overrides, budgeted $5.921 billion for Medicaid, $3.900 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage to the PRIM Board in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 GAA total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and federal reimbursements.

     On January 14, 2004, the Executive Office for Administration and Finance revised the current year tax estimate to be $14.546 billion (net of the MBTA portion of state sales taxes).

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     The Administration now plans to draw down a total of approximately $271.0 million in federal dollars available from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003" in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 GAA. This amount is comprised of $215.9 million in general fiscal relief plus $55.0 million in FMAP funds.

     Tax revenue collections for the first seven months of fiscal 2004, ended January 31, 2004, totaled $8.882 billion, an increase of $418.6 million of 4.9% over the first seven months of fiscal 2003. The year-to-date tax revenue increase over fiscal 2003 is attributable in large part to an increase of approximately $177.0 million or 39.9% in corporate and business tax collections, which appears to reflect the closing of certain tax loopholes as well as increased business taxable earnings, an increase of approximately $95.0 million or 12.5% in income tax cash estimated payments and an increase of approximately $114.0 million or 2.7% in personal income tax withholdings.

     Fiscal 2005

     On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million is dedicated to the MBTA and $1.217 billion is dedicated to the Commonwealth's annual pension obligation. The estimate is based on a revised consensus tax estimate for fiscal 2004 of $15.230 billion and assumes 3.75% baseline growth for fiscal 2005. Consensus was also reached on a new triennial pension schedule. The new schedule continues to fully amortize the Commonwealth's unfunded pension liability by 2023 and continues to use five-year actuarial smoothing for the valuation of assets. The asset valuation date for the new schedule is December 31, 2003. On the liability side, the calculation includes estimated actuarial losses during calendar year 2003 of $250 million due to the 2003 early retirement incentive for state workers and another $250 million for estimated actuarial losses on the teachers' system. Finally, the amortization growth rate is increased from 4.15% to 4.50%. Using these assumptions, the fiscal 2005 pension payment will be $1.217 billion, a $384.5 million increase over the value transferred to meet the Commonwealth's pension obligation in fiscal 2004.

     On January 28, 2004, Governor Romney filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979, including $6.693 billion for Medicaid, $1.772 billion for debt service, $4.471 billion for education, and $10.043 billion for all other programs and services. The Governor's budget is based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax "loopholes" that was filed in a companion bill on January 28, 2004. The $22.979 billion appropriation bill represents a 5% increase as compared to fiscal 2004 projected spending; however, a substantial factor in the growth is the result of the proposed merger of the Massachusetts Turnpike Authority with the Massachusetts Highway Department. Excluding this merger, recommending spending increases by approximately 3.75%. Spending on Medicaid represents the single largest increase and is estimated to grow by $496.0 million or 8.0%, consuming 29.1% of total budgeted spending. Other areas of spending growth include debt service, which increases by $176.0 million or 11.0%, and K-12 education, which increases by $115.0 million or 3.3%, excluding the savings from the proposed restructuring of the school building assistance program. All other areas of government combined grow by 0.3% excluding the effect of the recommended Massachusetts Turnpike Authority merger.

     On January 28, 2004, the Governor also filed a bill to restructure the school building assistance program. Under current law, the Commonwealth provides reimbursements ranging from 50 to 90 percent to cities, towns and regional school districts for the construction, rehabilitation or major repair of school projects and for the interest costs associated with borrowings on behalf of these school projects. These reimbursement payments are made for a period of up to 20 years. In addition to school projects currently

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receiving reimbursement payments, the Department of Education has approved other school projects for future reimbursement payments. The Executive Office for Administration and Finance estimates the Commonwealth's expected reimbursement payments for planning and construction costs of these schools to be approximately $4.0 billion.

     The Governor's proposal seeks authorization to issue $8.2 billion of general or special obligation bonds. Approximately $4.2 billion of these bonds would fund escrow accounts on behalf of school projects currently receiving reimbursements from the Commonwealth and thus would eliminate future Commonwealth reimbursement payments for these projects. The remaining authorization would fund construction grants for school projects awaiting reimbursement from the Commonwealth. These bonds would have a maximum final maturity of 40 years.

     Cash Flow

     On November 26, 2003 the State Treasurer and the Secretary of Administration and Finance released the most recent cash flow projection for fiscal 2004. The cash flow projection for fiscal 2004 was based on the fiscal 2004 GAA, including the value of all vetoes and subsequent overrides, and supplemental appropriations enacted through November 10, 2003. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and subsequent legislation. The cash flow projection incorporates the Executive Office for Administration and Finance's October 15, 2003 tax revenue estimate for fiscal 2004 including the value of enacted tax increases and sales tax revenues dedicated to the MBTA and tax revenues transferred off-budget to meet Commonwealth pension obligations.

     The cash flow projection has a July 1, 2003 starting balance of $2.065 billion and projects a June 30, 2004 ending balance of $1.498 billion. These figures do not include balances in the Commonwealth's Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $940.8 million and $474.2 million, respectively. Excluding those sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.124 billion, and is projected to end the year at $1.024 billion, a decline in approximately $100 million.

     The cash flow projection incorporates the periodic use of commercial paper borrowing to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

     The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes.

     In September 2003 the Commonwealth issued $150 million in revenue anticipation notes under its commercial paper program, which were repaid in November 2003. The cash flow projection anticipated the issuance of $500 million of revenue anticipation notes under the commercial paper program in December 2003, although only $450 million was actually issued through the end of the month. The cash flow projection anticipates a future commercial paper issuance in the amount of approximately $250 million in March 2004, with all outstanding commercial paper expected to be retired by the end of April 2004.

     The Commonwealth also periodically issues commercial paper in the form of bond anticipation notes (BANs) to fund capital spending in between bond sales. The $550 million in bond anticipation notes related to the Boston Convention and Exhibition Center issued in September 2003 were refinanced through the issuance in January 2004 of $575 million of bond anticipation notes due
April 20, 2004.

     The cash flow projection includes an estimated $2.26 billion in long-term borrowing for capital projects, including $694 million of special obligation bonds to finance the Boston, Springfield and Worcester convention center projects. The remaining $1.566 billion in general obligation borrowing includes the funding of capital expenditures from the prior fiscal year, and $1.25 billion related to the Commonwealth's current year capital spending plan. Some $1.06 billion of general capital expenditures have been financed through the issuance of bonds through the end of January 2004. Additional bond issuance is expected in March and June of 2004.

Litigation

     There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services

     From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, Hancock v. Commissioner of Education (Supreme Judicial Court for Suffolk County No. 90-128, formerly known as both Webby v. Dukakis and McDuffy
v. Robertson), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that no then-present statutory enactment was to be declared unconstitutional. The court further ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. On December 22, 1999, plaintiffs filed a motion for declaratory and injunctive relief, in which they argued that the Commonwealth has not complied with the requirements of the McDuffy decision. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations under McDuffy by taking appropriate steps within a reasonable time to implement education reform. On June 27, 2002, the single justice transferred the case to the Superior Court for discovery and trial. The trial before the Superior Court has concluded. The increased spending that could result from the case could total $2 billion.

     Challenges by residents of five state schools for the retarded in Ricci v. Murphy (U.S. District Court C.A. No 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

     Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement, and lifted the agreement's stay of litigation concerning the provision of services to nursing home residents. In May 2002, the U.S. District Court held that the Commonwealth was in violation of federal law as well as the agreement by its failure to provide specialized services to residents who required them. The Commonwealth appealed the decision of the District Court. On January 28, 2003, the U.S. Court of Appeals for the First Circuit affirmed the decision of the District Court.

     In Ramos v. McIntire (Suffolk Superior Court No. 98-2154), plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Service Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification, potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

     The Division of Medical Assistance has been engaged in four related lawsuits, only one of which remains undecided, in which numerous hospitals have sought injunctive and declaratory relief from the Division's implementation of its prepayment review program and its postpayment review program. The hospitals also sought damages consisting of the value of all claims for payment previously denied by the Division under these two review programs, where the basis for the denial was the Division's determination that the claims were not medically necessary. The four cases as filed in Superior Court are Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2325-F), Mass. Hospital Association, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2324-E), Baystate Medical Center v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2115-E) and Salem Hospital v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-0750-C). Since continued implementation of these programs would save the Division between $6 million and $11 million annually, the Division's expenditures would be expected to increase by that amount if it is barred from implementing these programs. A trial on the merits on the declaratory and injunctive relief claims in the Mass. Hospital Association and Salem cases was held on March 25 and 26, 2002. On June 20, 2002, the Court ruled that the Division had complied with a Supreme Judicial Court's order in Massachusetts Eye and Ear Infirmary v. Commissioner of the Division of Medical Assistance (Supreme Judicial Court No. 07735) not to deny all reimbursement when it determined that an inpatient admission had not been medically necessary and to issue more detailed regulations, and that the new regulations were valid. The Mass. Hospital Association and Salem decisions are not controlling in Baystate, which is still pending, but could be cited as persuasive authority. With respect to the past damages claims, the Division has prevailed in all cases except Baystate, which is still pending. The Athol and Salem cases were appealed, and on August 6, 2002, the Supreme Judicial Court ruled that the hospitals were not eligible for the relief they sought because they had not exhausted their administrative remedies. This decision would control the outcome of Baystate on the issue of those payment denials predating the Supreme Judicial Court's decision in Massachusetts Eye and Ear Infirmary
(1999).

     Lopes v. Commonwealth (Suffolk Superior Court No. 01-1337-BLS). Plaintiffs in a class action seek to enjoin the Division of Medical Assistance from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $30 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. This case was taken for review, sua sponte, by the Supreme Judicial Court. Oral argument is scheduled for March 2004.

     Lima v. Preston (Suffolk Superior Court No. 033747G). Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The Division of Medical Assistance estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program. The Superior Court denied the plaintiffs' motion for a preliminary injunction and the plaintiffs appealed. The Appeals Court also denied the plaintiffs' motion for a preliminary injunction.

     Rosie D. v. Governor (First Circuit Court of Appeals). The plaintiff asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied in the United States District Court. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. The plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

     Goodridge v. Commissioner of Public Health (Supreme Judicial Court). In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. The Superior Court granted summary judgment in favor of the defendant, and plaintiffs appealed. On November 18, 2003, the Supreme Judicial Court declared that "barring an individual from the protections, benefits and obligations of civil marriage solely because that person would marry a person of the same sex violates the Massachusetts Constitution." The court stayed entry of judgment "for 180 days to permit the Legislature to take such action as it may deem appropriate in light of" the court's opinion.

     Environmental Matters

     The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation v. Metropolitan District Commission (U.S. District Court No. 83-1614-MA). The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean

Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. Pursuant to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 (about 1%) from an escrow account, and may reimburse the College up to an additional $1 million from the escrow fund once the Department of Environmental Protection makes a final determination that the clean up has been properly performed. The clean up of the reminder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General's Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

     Taxes and Revenues

     There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2003, approximately $330 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases, including those summarized below, comprise a sizable share of those liabilities.

     In General Mills, Inc. v. Commissioner of Revenue (Supreme Judicial Court 08935), the taxpayer challenged a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $48 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report. On September 15, 2003, the Supreme Judicial Court affirmed the decision of the Appellate Tax Board. The taxpayer filed a petition for a writ of certiorari in the United States

Supreme Court, which was docketed on January 30, 2004. On February 27, 2004, the Commissioner filed his brief in opposition.

     Raytheon v. Commissioner of Revenue (Appellate Tax Board). Raytheon contested assessments concerning its use of research tax credits. Raytheon sought $74 million in abatements for tax years 1991-1996. The Commissioner of Revenue settled this case in September 2003. The liability is no longer contingent.

     Peterson v. Commissioner of Revenue (Supreme Judicial Court No. SJ-03-0132). The plaintiff taxpayers claim that the Legislature violated the Massachusetts Constitution when it provided for a higher rate of taxation on long term capital gains realized after April 30, 2002. Plaintiffs seek a declaration that Chapter 186, Section 32 of the Acts of 2002, which changed the taxation of capital gains in the taxable year after January 1, 2002 and before May 2, 2002, violates Article 44 of the Amendments to the Constitution. The Supreme Judicial Court heard oral argument on February 5, 2004. The Department of Revenue currently estimates the potential liability to be $250 million.

     Eminent Domain

     Shwachman v. Commonwealth of Massachusetts (pre-litigation). The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land. The plaintiff may seek an additional $30 million in such an action.

     Perini Corp., Kiewit Construction Corp., Jay Cashman, Inc., d/b/a Perini-- Kiewit--Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million.

     Other Litigation

     Brown Rudnick Freed & Gesmer and Lieff Cabraser Heimann & Bernstein, LLP, et al. v. Commonwealth of Massachusetts (Suffolk Superior Court C.A. No. 01-5883-BLS). This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fee agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. On December 19, 2003, a Suffolk Superior Court jury rejected the claims of the state's private tobacco attorneys that they should be paid a fee amounting to 25% of the state's tobacco settlement money. The jury awarded the plaintiffs 10.5% of the amount the Commonwealth receives under the tobacco Master Settlement Agreement through 2025. To date, however, the private tobacco attorneys have received, in direct payments from the tobacco companies under the MSA fee arbitration, more than 10.5% of what the Commonwealth has received under the MSA. Because these arbitration payments are deducted from amounts the Commonwealth might itself otherwise owe private counsel, the Commonwealth at present owes nothing under the jury award. Whether the Commonwealth will in the future be required to pay any sum on private counsel's claim will depend on the actual payments received by the Commonwealth under the MSA through 2025.

     Dzialo v. Greenfield (Franklin Superior Court). In this case, an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries, which will likely be permanent.
The plaintiffs allege civil rights and negligence claims. The plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. The plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

     Clean Elections. In 1998, voters approved the Clean Elections Law by initiative petition, which provided for eligible candidates to receive public funding for their election campaigns. The Legislature did not appropriate monies to fund the Clean Elections Law. In 2002, in Bates v. Director of the Office of Campaign and Political Finance, the Supreme Judicial Court ruled that the Legislature had a constitutional duty to either appropriate funds necessary to implement the Clean Elections law, or to repeal the law. The court ruled that candidates who were eligible but who did not receive funding were entitled to the entry of money judgments against the Commonwealth for the funding due to them. The Legislature failed to appropriate the funds necessary to satisfy the judgment in the case and neither funded nor repealed the Clean Elections Law. The Supreme Judicial Court granted plaintiffs' motion for issuance of executions to be satisfied by levy and sale of the Commonwealth's real or personal property. Certain Commonwealth property was sold at auction to satisfy some of the outstanding portion of the existing judgments. The fiscal 2004 GAA repealed the Clean Elections Law.

Other Issuers of Massachusetts Bonds

     There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts bonds.

     Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

Massachusetts Tax Matters

     The following is based upon the advice of Edwards & Angell LLP, special Massachusetts counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as regulated investment companies, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund is not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

     Distributions by the Fund that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax.

     In addition, distributions by the Fund that are attributable to interest on obligations of the United States exempt from state income tax under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

     Distributions by the Fund, regardless of source, are subject to the Massachusetts corporate excise tax.

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Massachusetts personal income or corporate excise tax.

     Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

Nuveen Massachusetts Dividend Advantage Municipal Fund 2 _________ Common Shares


                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  ------------------------------------------

                                ___________, 2004

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:

a.1  Declaration of Trust dated April 19, 2001.

a.2  Amendment to Declaration of Trust dated March 15, 2004.

b.   By-Laws of Registrant.

c.   None.

d.   Not applicable.

e.   Terms and Conditions of the Dividend Reinvestment Plan.*

f.   None.

g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated ___________, 2004.*

h.1  Form of Underwriting Agreement.*

h.2  Form of A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement.*

h.3  Form of Nuveen Master Selected Dealer Agreement.*

h.4  Form of A.G. Edwards & Sons, Inc. Master Agreement Among Underwriters.*

h.5  Form of Dealer Letter Agreement.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002.*

k.1 Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated ___________, 2004.*

l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*


l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.

n.   Consent of _____________ LLP.*

o.   None.

p.   Subscription Agreement of Nuveen Advisory Corp.*

q.   None.

r.   Code of Ethics of Nuveen Advisory Corp.*

s.   Powers of Attorney.
___________________

*    To be filed by Amendment.


Item 25: Marketing Arrangements

See Sections 2, 3 and 5(n) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.


See the Introductory Paragraph and Sections 2 and 3(d) of the Form of A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit
h.3 to this Registration Statement.


See Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution

     Securities and Exchange Commission fees                         $  1.90
     National Association of Securities Dealers, Inc. fees            501.50
     Printing and engraving expenses                                     *
     Legal Fees                                                          *
     Exchange listing fees                                               *
     Accounting expenses                                                 *
     Blue Sky filing fees and expenses                                   *
     Underwriter's reimbursement                                         *
     Miscellaneous expenses                                              *
                                                                     ---------
          Total                                                      $   *
                                                                     =========

------------

     *To be completed by amendment. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.32% of average daily Managed Assets for the first 5 full years of the Fund's operations, 0.24% of average daily Managed Assets in year 6, 0.16% in year 7 and 0.08% in year 8. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be _____ of average daily net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (0.20% of offering price).



Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities



     At March ______, 2004



                                                           Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                            0



Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

     Section 9 of the Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund,

Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Muncipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3.

     Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement. Such information for the remaining senior officers of Nuveen Advisory Corp. appears below:

                                                  Other Business Profession, Vocation or
Name and Position with NAC                           Employment During Past Two Years
--------------------------                        --------------------------------------
John P. Amboian, President....................  President, formerly Executive Vice President of The John Nuveen Company, Nuveen Investments,
                                                Nuveen Institutional Advisory Corp., Nuveen Asset
                                                Management, Inc. and Nuveen Senior Loan Asset
                                                Management, Inc. and Executive Vice President
                                                and Director of Rittenhouse Financial Services, Inc.

Alan G. Berkshire, Senior Vice President,
Secretary and General Counsel.................  Senior Vice President and General Counsel (since
                                                1997) and Secretary (since 1998) of The John Nuveen
                                                Company, Nuveen Investments, and Nuveen Institutional
                                                Advisory Corp. Senior Vice President and Secretary
                                                (since 1999) of Nuveen Senior Loan Asset Management
                                                Inc., prior thereto, Partner in the law firm of
                                                Kirkland & Ellis.

Margaret E. Wilson, Senior Vice President,
Finance.......................................  Senior Vice President, Finance, of the John Nuveen
                                                Company, Nuveen Investments and Nuveen Institutional
                                                Advisory Corp. and Senior Vice President and Controller
                                                of Nuveen Senior Loan Asset Management, Inc.;
                                                formerly CFO of Sara Lee Corp., Bakery Division.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 30th day of March, 2004.


                                    NUVEEN MASSACHUSETTS DIVIDEND
                                    ADVANTAGE MUNICIPAL FUND 2

                                    /s/ Jessica R. Droeger

                                    ________________________________________
                                    Jessica R. Droeger, Vice President and
                                    Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                       Title                               Date
        ---------                       -----                               ----
/s/ Stephen D. Foy          Vice President and Controller              March 30, 2004
--------------------        (Principal Financial and
    Stephen D. Foy          Accounting Officer)

/s/ Gifford R. Zimmerman    Chief Administrative Officer               March 30, 2004
-------------------------   (Principal Executive Officer)
    Gifford R. Zimmerman

                            Chairman of the Board and
Timothy R. Schwertfeger*    Trustee                           By: /s/ Jessica R. Droeger
                                                              --------------------------
                                                                      Jessica R. Droeger
                                                                      Attorney-In-Fact
                                                                       March 30, 2004

William E Bennett*         Trustee

Robert P. Bremner*         Trustee

Lawrence H. Brown*         Trustee

Jack B. Evans*             Trustee

William C. Hunter*         Trustee

Anne E. Impellizzeri*      Trustee

William L. Kissick*        Trustee

Thomas E. Leafstrand*      Trustee

Peter R. Sawers*           Trustee

William J. Schneider*      Trustee

Judith M. Stockdale*       Trustee

Shelia W. Wellington*      Trustee


     *Original powers of attorney authorizing Jessica R. Droeger and Gifford
R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

                               INDEX TO EXHIBITS

a.1  Declaration of Trust dated April 19, 2001.

a.2  Amendment to Declaration of Trust dated March 15, 2004.

b.   By-Laws of Registrant.

c.   None.

d.   Not Applicable.
e.   Terms and Conditions of the Dividend Reinvestment Plan.*

f.   None.

g.   Investment Management Agreement between Registrant and Nuveen
     Advisory Corp. dated _____________, 2004.*
h.1  Form of Underwriting Agreement.*
h.2  Form of A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement.*
h.3  Form of Nuveen Master Selected Dealer Agreement.*
h.4  Form of Master Agreement Among Underwriters.*
h.5  Form of A.G. Edwards & Sons, Inc. Dealer Letter Agreement.*
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*
j.   Master Custodian Agreement between Registrant and State Street
     Bank and Trust Company dated August 19, 2002.*
k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*
k.2  Expense Reimbursement Agreement between Registrant and Nuveen
     Advisory Corp. dated _____________, 2004.*
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.

n.   Consent of _________________.*

o.   None.

p.   Subscription Agreement of Nuveen Advisory Corp. dated _____________, 2004.*

q.   None.

r.   Code of Ethics of Nuveen Advisory Corp.*

s.   Powers of Attorney.
___________________

 *   To be filed by Amendment.